As filed with the Securities and Exchange Commission on 28 April 1998

                                                       Registration No. 33-67970
                                                                        811-7982

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        POST-EFFECTIVE AMENDMENT NO. 5
                                      TO
                                   FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

             SEPARATE ACCOUNT C OF PARAGON LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                         100 South Brentwood Boulevard
                             St. Louis, MO  63105
                    (Address of Principal Executive Office)


                         Matthew P. McCauley, Esquire
                        Paragon Life Insurance Company
                               700 Market Street
                             St. Louis, MO  63101
              (Name and Address of Agent for Service of Process)

                                   Copy to:

                           Stephen E. Roth, Esquire
                       Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Ave., N.W.
                         Washington, D.C.  20004-2404

It is proposed that this filing will become effective (check appropriate box)

  [_] immediately upon filing pursuant to paragraph (b) of Rule 485

  [X]     1 May, 1998 pursuant to paragraph (b) of Rule 485

  [_]     60 days after filing pursuant to paragraph (a)(1)
          of Rule 485

  [_]     on (date), pursuant to paragraph (a)(1) of Rule 485

  [_] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

  [_]     on (date) pursuant to paragraph (a)(2) of Rule 485

     Title of Securities being registered: Group and Individual Flexible Premium Life Insurance Policies

                     RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS


Item No. of
Form N-8B-2                   Caption in Prospectus

     1.        Cover Page
     2.        Cover Page
     3.        Not Applicable
     4.        Distribution of the Policies
     5.        The Company and the Separate Account
     6.        The Separate Account
     7.        Not Required
     8.        Not Required
     9.        Legal Proceedings
    10.        Summary; Variable Insurance Products
                Funds; Charges and Deductions; Policy
                Benefits; Policy Rights and Privileges;
                Voting Rights; General Matters Relating
                to the Policy
    11.        Summary; Variable Insurance Products
                Funds
    12.        Summary; Variable Insurance Products
                Funds
    13.        Summary; Charges and Deductions;
                Variable Insurance Products Funds
    14.        Summary; Payment and Allocation of
                Premiums
    15.        Payment and Allocation of Premiums
    16.        Payment and Allocation of Premiums;
                Variable Insurance Products Funds
    17.        Summary; Charges and Deductions; Policy
                Rights and Privileges; Variable
                Insurance Products Funds
    18.        Variable Insurance Products Funds;
                Payment and Allocation of Premiums
    19.        General Matters Relating to the Policy;
                Voting Rights
    20.        Not Applicable
    21.        Policy Rights; General Matters Relating
                to the Policy
    22.        Not Applicable
    23.        Safekeeping of the Separate Account's
                Assets
    24.        General Matters Relating to the Policy
    25.        The Company and the Separate Account
    26.        Not Applicable
    27.        The Company and the Separate Account
    28.        Management of the Company
    29.        The Company and the Separate Account

    30.        Not Applicable
    31.        Not Applicable
    32.        Not Applicable
    33.        Not Applicable
    34.        Not Applicable
    35.        The Company and the Separate Account
    36.        Not Required
    37.        Not Applicable
    38.        Summary; Distribution of the Policies
    39.        Summary; Distribution of the Policies
    40.        Not Applicable
    41.        The Company and the Separate Account;
                Distribution of the Policies
    42.        Not Applicable
    43.        Not Applicable
    44.        Payment and Allocation of Premiums
    45.        Not Applicable
    46.        Policy Rights and Privileges
    47.        Variable Insurance Products Funds
    48.        Not Applicable
    49.        Not Applicable
    50.        The Separate Account
    51.        Cover Page; Summary; Charges and
                Deductions; Policy Rights and
                Privileges; Policy Benefits; Payment
                and Allocation of Premiums
    52.        Variable Insurance Products Funds
    53.        Federal Tax Matters
    54.        Not Applicable
    55.        Not Applicable
    56.        Not Required
    57.        Not Required
    58.        Not Required
    59.        Not Required

                                                  [LOGO OF FIDELITY INVESTMENTS]

                                                        VARIABLE INSURANCE
                                                        PRODUCTS FUNDS



                   [LOGO OF PARAGON LIFE INSURANCE COMPANY]



            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1998

                                                                      50408 Dir

                             GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

                        PARAGON LIFE INSURANCE COMPANY
                              100 SOUTH BRENTWOOD
                              ST. LOUIS, MO 63105
                                (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company") Internal Revenue Service Employer Identification Number 43-1235869 which are designed for use in employer-sponsored insurance programs. In circumstances where a Group Contract is issued, Individual Policies or Certificates setting forth or summarizing the rights of the Owners and/or Insureds, will be issued under the Group Contract. Individual Policies also can be issued in connection with employer-sponsored insurance programs in circumstances where a Group Contract is not issued. The terms of the Certificate and the Individual Policy, whether or not the Individual Policy is issued under a Group Contract, are substantially the same and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and at the same time provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate net premiums among several investment portfolios with different investment objectives.

  The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit payable on the Insured's death will not be less than the current Face Amount of the Policy. The insurance under a Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

  The Owner may allocate net premiums to one or more of the Divisions of the Separate Account C (the "Separate Account"). The duration of the Policy and the amount of the Cash Value will vary to reflect the investment performance of the Divisions of the Separate Account selected by the Owner, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. Thus, the Owner bears the entire investment risk under the Policies; there is no minimum guaranteed Cash Value.

  Each Division of the Separate Account will invest solely in a corresponding investment portfolio of either Variable Insurance Products Fund, Variable Insurance Products Fund II, or Variable Insurance Products Fund III investment companies currently consisting of thirteen separate investment portfolios, or "Funds":


  VIP Money Market Portfolio              VIP II Index 500 Portfolio
  VIP High Income Portfolio               VIP II Contrafund Portfolio
  VIP Equity-Income Portfolio             VIP II Asset Manager: Growth Portfolio
  VIP Growth Portfolio                    VIP III Growth & Income Portfolio
  VIP Overseas Portfolio                  VIP III Balanced Portfolio
  VIP II Investment Grade Bond Portfolio VIP III Growth Opportunities Portfolio VIP II Asset Manager Portfolio

  The accompanying prospectuses for Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III describe the investment objectives and policies, and the risks of the Portfolios.

  It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  This Prospectus Must Be Accompanied Or Preceded By A Current Prospectus For Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION, NOR HAS THE  COMMISSION PASSED UPON THE ACCURACY  OR
    ADEQUACY OF THIS  PROSPECTUS. ANY REPRESENTATION TO THE  CONTRARY IS A
     CRIMINAL OFFENSE.

  Please Read This Prospectus Carefully And Retain It For Future Reference.

                  The Date Of This Prospectus Is May 1, 1998.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Definitions................................................................   3
Summary....................................................................   4
The Company and the Separate Account.......................................  10
  The Company..............................................................  10
  The Separate Account.....................................................  10
  Variable Insurance Products Funds........................................  11
  Addition, Deletion, or Substitution of Investments.......................  13
Payment and Allocation of Premiums.........................................  14
  Issuance of a Policy.....................................................  14
  Premiums.................................................................  15
  Allocation of Net Premiums and Cash Value................................  16
  Policy Lapse and Reinstatement...........................................  17
Policy Benefits............................................................  18
  Death Benefit............................................................  18
  Cash Value...............................................................  22
Policy Rights and Privileges...............................................  23
  Exercising Rights and Privileges Under the Policies......................  23
  Loans....................................................................  23
  Surrender and Partial Withdrawals........................................  24
  Transfers................................................................  25
  Right to Examine Policy..................................................  26
  Conversion Right to a Fixed Benefit Policy...............................  26
  Eligibility Change Conversion............................................  26
  Payment of Benefits at Maturity..........................................  27
  Payment of Policy Benefits...............................................  27
Charges and Deductions.....................................................  27
  Premium Expense Charge...................................................  27
  Premium Tax Charge.......................................................  28
  Monthly Deduction........................................................  28
  Partial Withdrawal Transaction Charge....................................  30
  Separate Account Charges.................................................  30
General Matters Relating to the Policy.....................................  31
Distribution of the Policies...............................................  35
General Provisions of the Group Contract...................................  35
Federal Tax Matters........................................................  36
Safekeeping of the Separate Account's Assets...............................  39
Voting Rights..............................................................  40
State Regulation of the Company............................................  40
Management of the Company..................................................  42
Legal Matters..............................................................  43
Legal Proceedings..........................................................  43
Experts....................................................................  43
Additional Information.....................................................  43
Financial Statements.......................................................  43
Appendix A................................................................. A-1

                 THE POLICIES ARE NOT AVAILABLE IN ALL STATES.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                  DEFINITIONS

  Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

  Associated Companies--Those companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

  Beneficiary--The person(s) named in an application for Individual Insurance or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

  Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

  Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

  Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

  Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

  Corporate Program--A category of Policies available usually as an Individual Policy in which the sponsoring employer or its designated trust is generally Owner of the Policy.

  Division--A subaccount of the Separate Account. Each Division invests exclusively in the shares of a Portfolio of Variable Insurance Products Fund and Variable Insurance Products Fund II.

  Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

  Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

  Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

  Fund--A separate investment portfolio of either Variable Insurance Products Fund or Variable Insurance Products Fund II, mutual funds in which the Separate Account's assets are invested.

  Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

  Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

  Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

  Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

  Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

  Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

  Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

  Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

  Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

  Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

  Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

  Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

  Net Premium--The premium less any premium expense charge and any charge for premium taxes.

  Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

  Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

  Policy Anniversary--The same date each year as the Issue Date.

  Policy Month--A month beginning on the Monthly Anniversary.

  Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

  Separate Account--The Separate Account C, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

  Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

  Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

  Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

  VIP--Collectively defines Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III.

                                    SUMMARY

  The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

  The Policy. The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are typically issued in two situations. First, Policies are issued pursuant to Group Contracts entered into between the Company and Contractholders. (See "General Provisions of the Group Contract.") Second, in certain circumstances where Group Contracts are not issued, Individual Policies are issued in connection with the employer-sponsored insurance programs. Subject to certain restrictions, the Insured under a Policy may be either an employee of the Contractholder or sponsoring employer, or the employee's spouse. Generally, only the employee is eligible to be an Insured under an Executive Program Policy. Provided there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end. (See "Payment and Allocation of Premiums--Issuance of a Policy.")

  The Policies are life insurance contracts with death benefits, cash values, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. On behalf of Owners, the Contractholder will remit planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may, but are not required to, pay additional premiums. However, the Owner in Corporate Programs will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program where the Group Contract is not issued.

  The Policies are "variable" policies because, unlike the fixed benefits under an ordinary life insurance contract, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated net premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

  The Separate Account. The Owner may allocate the net premiums to one or more Divisions of the Separate Account. The Separate Account currently consists of thirteen Divisions, each of which invests in shares of a corresponding Fund of VIP. The thirteen Funds currently available are the VIP Money Market Portfolio, VIP High Income Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Overseas Portfolio, VIPII Investment Grade Bond Portfolio, Asset Manager Portfolio, VIPII Index 500 Portfolio, VIPII Contrafund Portfolio, VIPII Asset Manager: Growth Portfolio, VIPIII Growth & Income Portfolio, VIPIII Balanced Portfolio, and VIPIII Growth Opportunities Portfolio. Each Fund has a different investment objective. (See "The Separate Account--Variable Insurance Products Funds.") An Owner may change future allocations of net premiums at any time by notifying the Company directly.

  Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

  Premiums. An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth (1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to place a Policy in force. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors. Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer. In Corporate Programs, the Owner or its designee will remit premiums generally on a schedule agreed to by the Company. However, as is discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

  A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments following the initial premium payment will not itself cause a Policy to lapse. Second, under the circumstances described above, a Policy can lapse even if planned premiums have been paid. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  Death Benefit. Death benefit proceeds are payable to the named Beneficiary when the Insured under a Policy dies or, under certain riders available under the Policy, to the Owner, prior to the Insured's death under circumstances described in those riders. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.") Two death benefit options are available. Under the "Level Type" death benefit, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under the "Increasing Type" death benefit, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. The death benefit proceeds will be increased by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "Policy Benefits--Death Benefit.")

  The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract, employer-sponsored insurance program, Executive Program, or Corporate Program the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to the Policy as issued) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

  Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Program Policies have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") The cost of these additional insurance benefits will be deducted from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Benefits under the Policy may be paid in a single sum or under one of the settlement options set forth in the Policy or an applicable rider. (See "Policy Benefits--Death Benefit" page 16, and "Policy Rights and Privileges-- Payment of Policy Benefits.")

  Cash Value. The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect the amount and frequency of premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, loan account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

  Charges and Deductions. Generally, there are no sales charges under a Policy. However, a front-end charge will be imposed on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

  A charge of 2 percent to cover state premium taxes will be deducted from premiums paid. However, a charge of 2 1/4 percent to cover state premium taxes may be deducted from premiums paid in connection with Executive Programs and Corporate Programs. (See "Charges and Deductions--Premium Tax Charge," page 27.)

  A monthly deduction will be made from a Policy's Cash Value in the Divisions of the Separate Account. The monthly deduction includes an administrative charge, a cost of insurance charge, and the cost of any additional insurance benefits provided by rider. The amount of the administrative charge will be set forth in the specification pages of the Policy and will be based on the number of the Insureds covered under a Group Contract or other employer-sponsored insurance program and the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  The cost of insurance charge is calculated on each Monthly Anniversary. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") Monthly cost of insurance rates will be determined by the Company based upon its expectations as to future mortality experience. The Company currently underwrites Policies on either a simplified issue or guaranteed issue basis. However, the Company does not vary cost of insurance rates based on a particular Policy's classification as simplified issue or guaranteed issue. Rather, the rates are based on the Attained Age and rate class of the Insured, as well as on the gender mix of the group insured, which is the proportion of men and women covered under a particular Group Contract or employer-sponsored program. For a discussion of the factors affecting the rate class of the Insured, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  Cost of insurance rates are guaranteed not to exceed 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The 1980 CSO Table assumes a blending of sixty percent male and forty percent female. Generally, the rates currently charged do not exceed 100% of the 1980 CSO Table. However, instances in which the Company's current rates may exceed 100% of the 1980 CSO Table are generally limited to particular Policies issued to Insureds in small groups (i.e. generally less than 750 eligible employees) and/or groups that are predominantly male. The guaranteed rates are higher than the 1980 CSO Table because, under both guaranteed and simplified underwriting, the Insured is not required to submit to a medical or paramedical examination although a blood test may be required. Because the Company gathers less health information about these individuals, it is exposed to additional insurance risks. Although the circumstances in which the Company could raise its current mortality charges are limited, such an increase is permitted under the Policy. To the extent that the current cost of insurance rates exceed or are raised so that they exceed 100% of the 1980 CSO Table, the monthly cost of insurance charge would, in effect, be a substandard risk charge for healthy Insureds.

  A daily charge not to exceed .0024547% (an annual rate of .90%) of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  No charges are currently made from the Separate Account for Federal or state income taxes. However, if it is determined that such taxes may be incurred, then the Company may make deductions from the Separate Account to pay these taxes or to pay any economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Separate Account or the Policies. (See "Federal Tax Matters.")

  The value of the assets of the Divisions of the Separate Account will reflect the investment advisory fee and other expenses incurred by VIP because the Separate Account purchases the shares of VIP. (See "Charges and Deductions--Separate Account Charges.")

  The total annual investment advisory fee and fund expenses for the funds available during the last fiscal year as a percentage of net assets are as follows: Fidelity Variable Insurance Products Funds--VIP Money Market Portfolio .31%, VIP High Income Portfolio .71%, VIP Equity-Income Portfolio
 .57%, VIP Growth Portfolio .67%, VIP Overseas Portfolio .90%; Fidelity Variable Insurance Products Fund II--VIP II Investment Grade Bond Portfolio
 .58%, VIP II Asset Manager Portfolio .64%, VIP II Index 500 Portfolio .28%, VIP II Contrafund Portfolio .68%, VIP II Asset Manager: Growth Portfolio .76%; Fidelity Variable Insurance Products Fund III--VIP III Growth & Income Portfolio .70%, VIP III Balanced Portfolio .60%, VIP III Growth Opportunities Portfolio .73%. Fidelity Management & Research Company ("FMR") agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's total expenses would have been .40%. A portion of the brokerage commissions that certain funds pay was used to reduce funds' expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Without these reductions, the total operating expenses presented would have been: Fidelity Variable Insurance Products Fund--VIP Equity Income Portfolio .58%, VIP Growth Portfolio .69%, VIP Overseas Portfolio .92%; Fidelity Variable Insurance Products Fund II--VIP II Asset Manager Portfolio .65%, VIP II Contrafund Portfolio .71%, VIP II Asset Manager: Growth Portfolio .77%; Fidelity Variable Insurance Products Fund III--VIP III Balanced Portfolio .61%, VIP III Growth Opportunities Portfolio .74%.

  A transaction charge equal to the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions of the Separate Account. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," and "Policy Rights and Privileges--Surrender and Partial Withdrawals, Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

  Policy Loans. After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. The Loan Value is (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested, and (b) is the amount of outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the Policy Loan may exist. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender.

  A Policy Loan will be allocated among the various Divisions of the Separate Account. A portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated will be transferred to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a ten percent additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

  Surrender and Partial Withdrawals. At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. When the death benefit under either death benefit option is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

  Right to Examine Policy. The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Eligibility Change Conversion. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

  If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Right and Privileges--Eligibility Change Conversion.")

  Conversion Right to a Fixed Benefit Policy. During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

  Exercising Rights and Privileges Under the Policies. Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by notifying the Company in writing at its Home Office. Likewise, the Company will send all reports and other notices described herein or in the Policy directly to the Owner. (See "Policy Rights and Privileges--Exercising Rights and Privileges Under the Policies.")

  Illustrations of Death Benefits and Cash Surrender Values. Illustrations on pages A-1 to A-13 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the administrative charge and the level of the sales charges. These illustrations also show how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5% compounded annually. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low as compared with premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

  Tax Consequences of the Policy. While guidance is limited, the Company believes that the Policy should be treated as a life insurance contract for Federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, a Policy Owner should not be deemed to be in constructive receipt of Cash Surrender Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

  Under certain circumstances, a Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

  If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions, nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. (See "Federal Tax Matters.")

  Specialized Uses of the Policy. Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

                     THE COMPANY AND THE SEPARATE ACCOUNT

THE COMPANY

  Paragon Life Insurance Company (the "Company") is a stock life insurance company incorporated under the laws of Missouri. The Company was organized in 1981 as General American Insurance Company and on December 31, 1987, its name was changed. No change in operations or ownership took place in connection with the name change. The Company is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1997, it had assets in excess of $240 million. The Company is admitted to do business in 49 states and the District of Columbia. The principal offices of the Company are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office").

  The Company is a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by General American Mutual Holding Company, a Missouri mutual insurance holding company. The Parent Company has agreed that until March 23, 1999, it will maintain capital and surplus within the Company sufficient to satisfy the capital requirements of the states in which the Company is authorized to do business.

  In addition, the Parent Company agrees to guarantee that the Company will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, the Parent Company will pay such claim directly to the policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend this guarantee to be a guarantee with regard to the investment experience or cash values of the Policy.

  The Company may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the
A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

  The Company also may include in advertisements and other literature certain rankings assigned to the Company by the National Association of Insurance Commissioners ("NAIC"), and the Company's analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, the Company's growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. The Company's use of such rankings and statistical information is not an endorsement by the NAIC.

  Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

THE SEPARATE ACCOUNT

  Separate Account C (the "Separate Account") was established by the Company as a separate investment account on August 1, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account may receive and invest net premiums for other flexible premium variable life insurance policies that might be issued by the Company.

  The Separate Account currently is divided into thirteen Divisions. Each Division invests exclusively in shares of a single portfolio of VIP, VIP II or VIP III. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

  Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, these excess assets may be transferred out of the Separate Account and included in the Company's general assets. Before making any such transfers, the Company will consider any possible adverse impact the transfer may have on the Separate Account.

  The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

VARIABLE INSURANCE PRODUCTS FUNDS

  The Separate Account invests in shares of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (together referred to as "VIP, VIP II or VIP III"), series-type mutual funds registered with the SEC as open-end, diversified management investment companies. VIP, VIP II or VIP III currently has thirteen separate investment portfolios or "Funds" which are available in the Policies: Fidelity Variable Insurance Products Fund--VIP Money Market Portfolio, VIP High Income Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Overseas Portfolio; Fidelity Variable Insurance Products Fund II--VIP II Investment Grade Bond Portfolio, VIP II Asset Manager Portfolio, VIP II Index 500 Portfolio, VIP II Contrafund Portfolio, VIP II Asset Manager: Growth Portfolio; Fidelity Variable Insurance Products Fund III--Growth & Income Portfolio, VIP III Balanced Portfolio, and VIP III Growth Opportunities Portfolio. The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are different from those of the other Funds. Thus, each Fund operates as a separate investment vehicle, and the income or losses of one Fund generally have no effect on the investment performance of any other Fund.

  The investment objectives and policies of each Fund are summarized below:

 FIDELITY VARIABLE INSURANCE PRODUCTS FUND

  VIP Money Market Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfolio invests in high quality U.S. dollar denominated money market securities of domestic and foreign issuers.

  VIP High Income Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. Lower-rated securities, commonly referred to as "junk bonds", involve greater risk of default or price changes than securities assigned a higher quality rating.

  VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

  VIP Growth Portfolio seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

  VIP Overseas Portfolio seeks long term growth of capital primarily through investments in foreign securities. Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

 FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

  VIP II Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital. Under normal conditions, at least 65% of the Portfolio's total assets are invested in investment-grade fixed-income securities. The Portfolio will maintain a dollar-weighted average portfolio maturity of ten years or less.

  VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

  VIP II Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States as represented by the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term money market option.

  VIP II Contrafund Portfolio seeks long-term capital appreciation by investing in securities of companies whose value FMR believes is not fully recognized by the public.

  VIP II Asset Manager: Growth Portfolio seeks to maximize long-term total return with less risk than a pure stock investment.

 FIDELITY VARIABLE INSURANCE PRODUCTS FUND III

  VIP III Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities. These equity securities may be domestic or foreign with a focus on those that pay current dividends and show potential earnings growth. The Portfolio may also invest in debt securities not paying dividends, but which offer prospects for capital appreciation or future income.

  VIP III Balanced Portfolio seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income, and capital appreciation potential. The Portfolio is managed to maintain a balance between stocks and bonds, but may vary from this balance if it is believed stocks or bonds offer more favorable opportunities.

  VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stocks. The Portfolio has the ability to purchase preferred stock and bonds that may produce capital growth, and also can invest in foreign securities without limitation.

  There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectuses for VIP, which must accompany or precede this Prospectus and which should be read carefully.

  Fidelity Management & Research Company ("FMR") provides investment advisory services to VIP, VIP II and VIP III in accordance with the terms of the current prospectuses for VIP, VIP II, and VIP III. The Funds pay investment management fees to FMR as part of their expenses. See the VIP, VIP II, and VIP III, prospectuses for details regarding these fees.

  The Company has entered into or may enter into arrangements with Funds pursuant to which the Company receives a fee based upon an annual percentage of the average net asset amount invested by the Company on behalf of the Separate Account and other separate accounts of the Company. These arrangements reflects administrative services provided by the Company.

  Resolving Material Conflicts. All of the Funds of VIP, VIP II, and VIP III are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter. See the VIP, VIP II , and VIP III prospectuses for further details.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

  The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds of VIP, VIP II, and VIP III and to substitute shares of another Fund of VIP, VIP II, and VIP III or of another registered open-end investment company, if the shares of a Fund are no longer available for investment, or if in the Company's judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

  The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund of VIP, VIP II, or VIP III or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

  In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement. The Company will notify all Owners of any such changes.

  If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

  The Company cannot guarantee that the shares of VIP, VIP II, or VIP III will always be available. VIP, VIP II, and VIP III sells shares to the Separate Account in accordance with the terms of a participation agreement between VIP, VIP II, and VIP III and the Company. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase VIP, VIP II, or VIP III shares. Should this occur, the Company will be unable to honor Owner requests to allocate their cash values or premium payments to the Divisions of the Separate Account investing in shares of VIP, VIP II, or VIP III. In the event that VIP, VIP II, or VIP III are no longer available, the Company will, of course, take reasonable steps to obtain alternative investment options.

                      PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

  The Company will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners and/or Insureds thereunder so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages. The Group Contract will be issued upon receipt of an application for a Group Contract signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to an authorized representative of the Company or to the Company's Home Office. The Company will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner. Individual Policies, rather than Certificates, will be issued (i) to independent contractors of the employer;
(ii) to persons who wish to continue coverage after a Group Contract has terminated; (iii) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder; (iv) if state law restrictions make issuance of a Group Contract impracticable; or (v) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

  Corporate Programs will generally involve Individual Policies. Policies will be issued on the lives of eligible Insureds, generally employees of a sponsoring employer, and the Owner will generally be the sponsoring employer or its designee.

  A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply evidence of insurability satisfactory to the Company. The Company may, at its sole discretion, issue Policies to individuals falling outside those Issue Ages or decline to issue Policies to individuals within those Issue Ages.

  In order for an individual employee to be eligible to be an Insured under a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, there may be specific classes to which the employee must belong to be eligible to be an Insured under a Policy. Actively at work means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work or such other places as required by the Contractholder or sponsoring employer in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, the Company reserves the right to waive or modify the actively at work requirement at its discretion. In addition, the Contractholder or sponsoring employer may require that, to be eligible to purchase a Policy, an employee must be employed by the employer as of a certain date or for a certain period of time. This date or time period will be set forth in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. The Company may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. As an independent contractor, he may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

  In other than Executive Programs or Corporate Programs, the first time an employee is given the opportunity to purchase a Policy, the Company may issue the Policy and any spouse or children's insurance rider applied for by the employee pursuant to its guaranteed issue procedure. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. Guaranteed issue may be available with Executive Programs or Corporate Programs depending upon number of eligible employees or if other existing coverage is cancelled.

  Where the Face Amount exceeds the guaranteed issue limits, where the Policy has been offered previously to the employee, where the guaranteed issue requirements set forth in the application for Individual Insurance are not met, or in connection with certain programs that may be offered without guaranteed issue, the employee must submit to a simplified underwriting procedure which requires the employee to respond satisfactorily to certain health questions in the application. A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs. Similarly, such questions must be answered if, in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, even when the employee is eligible, if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance. However, regardless of which underwriting procedure is used, acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to reject an application for any reason.

  If a Policy is to be issued to a spouse of an employee who is eligible to purchase a Policy under a Group Contract or an employer-sponsored insurance program, the appropriate application for Individual Insurance must be supplied. The spouse will be subject to the simplified underwriting procedure described above. Guaranteed issue is not available. Spouse coverage is generally not available under Executive Program Policies or Corporate Program Policies.

  The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until the appropriate application for Individual Insurance is signed, the initial premium has been paid prior to the Insured's death, the Insured is eligible for it, and the information in the application is determined to be acceptable to the Company. However, prior to the actual issuance of a Policy which is being underwritten on a guaranteed issue basis, interim insurance in the amount of insurance applied for up to the Guaranteed Issue Amount may be available and, if so, will start as of the date of the application. Interim insurance ends on the earliest of the following dates:
(a) the date insurance begins on the Policy applied for; (b) the date a Policy other than the Policy applied for is offered to the applicant; (c) the date the Company notifies the applicant that the application for any proposed Insured is declined; (d) 60 days from the date of application; or (e) termination of employment with the Contractholder or sponsoring employer.

PREMIUMS

  The initial premium is due on the Issue Date, and usually will be remitted by the Contractholder or employer on behalf of the Owner. In Corporate Programs, the Owner or its designated payor will remit premiums. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") However, the Owner is not required to pay premiums equal to the planned annual premium.

  Premiums remitted by a Contractholder or sponsoring employer or designated payor shall be applied to a Policy when received by the Company. Should supporting documentation to enable the determination of the amount of premium per Policy not be received prior to or coincident with the cash premium, the premiums shall be promptly returned to the entity remitting such premiums.

  Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be remitted by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule which will provide for premium payments in a level amount at fixed intervals agreed to by the Contractholder or employer and the Company (usually monthly). The amount of the premiums remitted by the sponsoring employer or Contractholder will be that amount authorized to be deducted by the employee. For Corporate Programs, the Owner or its designated payor shall remit any scheduled and unscheduled premium payments. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not cause the Policy to lapse until such time as the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  In addition to any planned payments made, an Owner may make unscheduled premium payments at any time in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") Moreover, as mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

  Failure of the Contractholder to remit the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Nonetheless, provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of such termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums which will have the same planned annual premium, but ordinarily the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon the discontinuing employment of an Insured.

  Premium Limitations. Every premium payment remitted by or on behalf of an Owner must be at least $20. In no event may the total of all premiums paid under a Policy in any Policy Year exceed the current maximum premium limitations for that year established by Federal tax laws. The maximum premium limitation for a Policy Year is the most premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations referred to in section 7702(c) of the Internal Revenue Code of 1986, or any successor provision. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, the Company will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations. Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, withdrawals from which are, for tax purposes, treated first as a distribution of any taxable income under the contract, and then as a distribution of nontaxable investment in the contract. Additionally, such withdrawals may be subject to a 10% federal income tax penalty. The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Company has administrative procedures to prevent a modified endowment contract by monitoring premium limits. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See "Federal Tax Matters.")

ALLOCATION OF NET PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a policy less the premium tax charge. (See "Charges and Deductions--Premium Expense.")

  Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon receipt of the premiums at the Company's Home Office. However, the minimum percentage, other than zero ("0"), that may be allocated to a Division is 10 percent of the net premium, and fractional percentages may not be used.

  The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to the Company. Any change in allocation will take effect immediately upon receipt by the Company of the written notification. No charge is imposed for changing the allocations of future net premiums.

  The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

  The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT

  Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.")

  The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction, premium expense charge, and premium tax charge. (See "Charges and Deductions," page 26.) If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

  Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

    1. Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).
    2. Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
    3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan.
    4. The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

  The effective date of reinstatement will be the date of approval by the Company of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

DEATH BENEFIT

  As long as the Policy remains in force, the Company will, upon proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract or employer-sponsored insurance program or by termination of an employee's employment.

  If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

  The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

  The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums-- Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract, employer sponsored insurance program, Executive Program or Corporate Program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program.

  Option A. Under Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250 percent for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Accordingly, under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
40 or younger...........    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100


   The applicable percentages in the foregoing table are based on Federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

  Option B. Under Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A: 250 percent for an Insured with an Attained Age of 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage Table above. Accordingly, under Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

  Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option in effect. The Company reserves the right to limit the number of changes in death benefit options to one each Policy Year. A request for change must be made directly to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request.

  If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to the Company in connection with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

  If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

  A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Federal tax law. (See "Federal Tax Matters.")

  Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to the Company. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have Federal income tax consequences. (See "Federal Tax Matters.")

  Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see "Payment and Allocation of Premiums."), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

    (a) The Face Amount provided by the most recent increase;

    (b) The next most recent increases successively; and

    (c) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction-- Cost of Insurance.")

  For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions-- Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

  An increase in Face Amount may be cancelled within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, within 10 days of mailing the right to cancellation notice to the Owner, or within 45 days after the application for an increase was signed. Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions of the Separate Account in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

    (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

    (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

    (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

    (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

  Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after the Company receives all documentation required for such a payment at its Home Office. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

  When no election for an optional method of settlement is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

  An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

CASH VALUE

  The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account, the frequency and amount of net premiums paid, transfers, partial withdrawals, Policy Loans, loan account interest rate credited and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

  Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

  Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions of the

     Separate Account or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

  The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                         POLICY RIGHTS AND PRIVILEGES

EXERCISING RIGHTS AND PRIVILEGES UNDER THE POLICIES

  Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying the Company in writing at its Home Office. The Company will send all reports and other notices described herein or in the Policy directly to the Owner.

LOANS

  Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to the Company, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested and (b) is the amount of any outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after the Company receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

  When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

  Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than five percent. The rate is declared by action of Company management as authorized by the Board of Directors of the Company. The Loan Account interest credited will be transferred to the Divisions of the Separate
Account: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

  Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of eight percent. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for such shorter period as the Policy Loan may exist. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Effect of Policy Loans," below.) The amount transferred will be deducted from the Divisions of the Separate Account in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

  Effect of Policy Loans. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See "Federal Tax Matters.")

  Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit, even if the loan is repaid. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

  In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value, or 31 days after notice that the Policy will terminate without a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

  Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to the Company at its Home Office. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

SURRENDER AND PARTIAL WITHDRAWALS

  During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal under, the Policy by sending a written request to the Company. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have Federal income tax consequences. (See "Federal Tax Matters.")

  Surrender. To effect a surrender, the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of lost policy, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum.

If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

  Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is at least $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or two percent of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions of the Separate Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received.

  A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

  Generally, the partial withdrawal transaction charge will be allocated among the Divisions of the Separate Account in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

  The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be executed.

  Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

TRANSFERS

  Under the Company's current rules, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account. Requests for transfers from or among Divisions of the Separate Account must be made in writing directly to the Company and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. The Company will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

  All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, the Company will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

  Although the Company currently intends to continue to permit transfers for the foreseeable future, the Policy provides that the Company may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as the Company may determine at its discretion.

RIGHT TO EXAMINE POLICY

  The Owner may cancel a Policy within 10 days after receiving it or such longer period required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

  To cancel the Policy, the Owner should mail or deliver the Policy directly to the Company. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

  A request for an increase in Face Amount (see "Policy Benefits--Death Benefit,") also may be cancelled. The request for cancellation must be made within the latest of 20 days from the date the Owner received the new Policy specifications pages for the increase, 10 days of mailing the right to cancellation notice to the Owner, or 45 days after the Owner signed the application for the increase.

  Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase (see "Charges and Deductions--Monthly Deduction.") If no request is made, the Company will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions of the Separate Account in the same manner as it was deducted.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

  Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, the Company will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on the Company's rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

  If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

  If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days after the Company receives written notice that (a) the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid to the Company at its Home Office before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract, but, ordinarily, the planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

  If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

  When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

  If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

PAYMENT OF POLICY BENEFITS

  A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written agreement with the Company.

  Settlement Options. The Company may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

  Accelerated Death Benefits. The Company offers certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                            CHARGES AND DEDUCTIONS

  Charges will be deducted in connection with the Policies to compensate the Company for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. The Company may realize a profit on one or more of these charges, such as the mortality and expense risk charge. We may use any such profits for any corporate purpose, including, among other things, payments of sales expenses.

PREMIUM EXPENSE CHARGE

  Generally, there are no sales charges applicable to the Policies. However, there may be a front-end charge applied to premium payments ("premium expense charge") to certain Policies that would be categorized as individual contracts under OBRA.

  Prior to allocation of net premiums among the Divisions of the Separate Account, premium payments will be reduced by any premium expense charge. The premium expense charge is equal to a percentage of each premium paid as set forth on the specifications pages of the Policy. The charge will either be zero ("0") or one percent, depending on whether the Policy is determined to be a group or individual contract under OBRA. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts. As a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, the Company makes a premium expense charge of 1% of each premium payment to compensate the Company for the anticipated higher corporate income taxes that result from the sale of such a Policy.

  The premium payment less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge (see "Charges and Deductions--Premium Tax Charge," below) equals the net premium.

PREMIUM TAX CHARGE

  Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. Generally, to cover these premium taxes premium payments will be reduced by a premium tax charge of 2 percent from all Policies. However, the Company may impose a premium tax charge of 2 1/4 percent for premium taxes on premiums remitted in connection with Policies issued under an Executive Program or a Corporate Program.

MONTHLY DEDUCTION

  Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate the Company for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division of the Separate Account in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

  Monthly Administrative Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the general range of monthly administrative charges under the Policy:

     ELIGIBLE EMPLOYEES             FIRST YEAR                     SUBSEQUENT YEARS
     ------------------             ----------                     ----------------
     250-499....................... $5.00.........................      $2.50
     500-999....................... $4.75.........................      $2.25
     1000+......................... $4.50.........................      $2.00

For Group Contracts or other employer-sponsored insurance programs with fewer than 250 eligible employees, those with additional administrative costs, or those that are offered as Executive Programs or Corporate Programs the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

  These charges, once established at the time a Policy is issued, are guaranteed not to increase over the life of the Policy. Nor will the administrative charge change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, where the Company believes that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program due to the number of eligible employees or administrative support provided by the employer, the Company may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

  Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

  The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The current cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. The Company currently issues the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

  The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risks assumed by the Company in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. The Company reserves the right to change criteria on which a rate class will be based in the future.

  If gender mix is a factor, the Company will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, the Company may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, the Company reserves the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

  The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the maximum rates in the 1980 CSO Table because the Company uses guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. Any change in the actual cost of insurance rates, except those changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program, will apply to all persons of the same Attained Age and rate class whose initial Face Amounts or increases in Face Amount have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100 percent of the 1980 CSO Table.)

  The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of five percent), less (b) the Cash Value at the beginning of the Policy Month.

  The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, the net amount at risk will be calculated separately for each rate class. If Option A is in effect, for purposes of determining the net amounts at risk for each rate class, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Option B is in effect, the net amount at risk for each rate class will be determined by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

  Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

  Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," page 16, and "Policy Rights and Privileges-- Surrender and Partial Withdrawals.")

  Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

PARTIAL WITHDRAWAL TRANSACTION CHARGE

   A transaction charge which is the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

SEPARATE ACCOUNT CHARGES

  Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at a rate not to exceed .0024547% of the net assets of each Division of the Separate Account, which equals an annual rate of .90% of those net assets. The Company may realize a profit from this charge.

  The mortality risk assumed by the Company is that Insureds may die sooner than anticipated and that therefore the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

  Federal Taxes. Currently no charge is made to the Separate Account for Federal income taxes that may be attributable to the Separate Account. The Company may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "Federal Tax Matters.")

  Expenses of the VIP Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the VIP Funds. (See "Variable Insurance Products Funds.")

                    GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS

  Payment of any amount due from the Separate Account upon surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) the SEC by order permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

  Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

THE CONTRACT

  The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract between the Owner and the Company. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

CONTROL OF POLICY

  The Owner of the Policy is the entity named as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

BENEFICIARY

  The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

CHANGE OF OWNER OR BENEFICIARY

  The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The
Company will not be liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

POLICY CHANGES

  The Company reserves the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES

  If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS

  To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY

  The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

ASSIGNMENT

  The Company will be bound by an assignment of a Policy only if: (a) it is in writing; (b) the original instrument or a certified copy is filed with the Company at its Home Office; and (c) the Company sends an acknowledged copy to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

SUICIDE

  Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

  If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

MISSTATEMENT OF AGE AND CORRECTIONS

  If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

  Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

ADDITIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts, employer-sponsored insurance programs, Executive Programs, or Corporate Programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, the Company will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

  Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by the Company that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

  Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

  HIV Acceleration of Death Benefits Rider. Provides for the Owner's election for the Company to make an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. The Company will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that the Company receives satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. The Company will pay the accelerated benefit to the Owner in a single payment in full settlement of the Company's obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to the Company.

  The Federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax adviser about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

  Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for the Company's accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to the Company that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

  The amount of the death benefit payable under the rider will equal the cash surrender value under the Policy on the date the Company receives satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's cash surrender value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

  Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

RECORDS AND REPORTS

  The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Fidelity Variable Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

  An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee.

                         DISTRIBUTION OF THE POLICIES

  Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with the Company. Walnut Street is a wholly-owned subsidiary of General American Holding Company, which is an affiliate of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service Employer Identification Number is 43-1333368. It is a Missouri Corporation formed May 4, 1984. The Policies are distributed by the Company on behalf of Walnut Street or through broker-dealers who have entered into written sales agreements with Walnut Street. No commissions are paid for distribution of the Policies.

                   GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE

  The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

PREMIUM PAYMENTS

  The Contractholder will remit planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be remitted in advance to the Company. The planned premium payment interval is agreed to by the Contractholder and the Company. Prior to each planned payment interval, the Company will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and the Company.

GRACE PERIOD

  If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

TERMINATION

  Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, the Company may end a Group Contract or any of its provisions on 31 days notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges-- Eligibility Change Conversion."

RIGHT TO EXAMINE GROUP CONTRACT

  The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to the Company.

ENTIRE CONTRACT

  The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and the Company. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

  The Company cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

  The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between the Company and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF THE POLICY

  Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5,
1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. Although the Company does not control VIP or its investments, the VIP Funds has represented that it intends to comply with the diversification requirements prescribed by the Treasury in Reg. section 1.817-5. Thus, the Company believes that each Division of the Separate Account, through VIP, will be in compliance with the requirements prescribed by the Treasury.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  1. IN GENERAL. As a life insurance contract, the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code.

  The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have Federal income tax consequences depending on the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy owner or Beneficiary. A competent tax adviser should be consulted for further information.

  Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

  The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

  Generally, the Owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  2. POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the cash value at the time of such change and the additional premiums paid in the seven years following the material change.

  Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

  The Company has adopted administrative steps designed to protect a Policyowner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

  3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy owner attains age 59 1/2, is attributable to the Policy owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy owner or the joint lives (or joint life expectancies) of the Policy owner and the Policy owner's Beneficiary.

  If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

  Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

  Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

  5. POLICY LOAN INTEREST. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policyowner should consult a qualified tax adviser before deducting interest on a policy loan.

  6. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
(iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

  7. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

POSSIBLE CHARGE FOR TAXES

  At the present time, the Company makes no charge to the Separate Account for any Federal, state or local taxes the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

  Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of this Policy. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Policy.

                 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

  The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the Company's general assets. The Company maintains records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blended executive risk insurance program, including blanket fidelity coverage issued by CNA and Chubb Insurance Companies with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

  To the extent required by law, the Company will vote the shares of the VIP Funds held in the Separate Account at regular and special shareholder meetings of the VIP Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the VIP Funds in its own right, it may elect to do so.

  The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the VIP Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the VIP Funds.

  Because the Funds of the VIP Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. The Company will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that it owns as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

  Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund of the VIP Funds if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

  The Company, a stock life insurance company organized under the laws of Missouri, is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

  In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

PREPARING FOR YEAR 2000

  Like all financial services providers, the Company utilizes systems that may be affected by Year 2000 transition issues and it relies on service providers, including the Funds, that also may be affect. The Company has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its service providers are also so engaged. The resources that are being devoted to this effort is substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Company. However, as of the date of this prospectus, it is not anticipated that Policy owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The Company currently anticipates that its systems will be Year 2000 compliant on or about December 1, 1998, but there can be no assurance that the Company will be successful, or that interaction with other service providers will not impair the Company's services at that time.

LOGO

                         INDEPENDENT AUDITOR'S REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1997 and 1996, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

February 6, 1998

                         PARAGON LIFE INSURANCE COMPANY

                                 BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996
                           (IN THOUSANDS OF DOLLARS)

                                                                  1997    1996
                                                                -------- -------
                            ASSETS
Fixed maturities, available for sale, at fair value............ $ 75,704  65,472
Policy loans...................................................   11,487   9,564
Cash and cash equivalents......................................    5,733   9,106
                                                                -------- -------
    Total cash and invested assets.............................   92,924  84,142
Reinsurance recoverables.......................................    1,733     841
Deposits relating to reinsured policyholder account balances...    6,416   6,074
Accrued investment income......................................    1,377   1,298
Deferred policy acquisition costs..............................   17,980  15,776
Fixed assets and leasehold improvements, net...................    2,609   1,365
Other assets...................................................      179     143
Separate account assets........................................  118,051  76,995
                                                                -------- -------
    Total assets............................................... $241,269 186,634
                                                                ======== =======
             LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholder account balances..................................   85,152  78,120
Policy and contract claims.....................................    1,085   1,108
Federal income taxes payable...................................      163     811
Other liabilities and accrued expenses.........................    3,486   2,704
Payable to affiliates..........................................    1,620   2,289
Due to separate account........................................       61      95
Deferred tax liability.........................................    4,394   2,781
Separate account liabilities...................................  118,051  76,995
                                                                -------- -------
    Total liabilities.......................................... $214,012 164,903
                                                                -------- -------
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding........................    2,050   2,050
  Additional paid-in capital...................................   17,950  17,950
  Net unrealized gain on investments, net......................    1,958     322
  Retained earnings............................................    5,299   1,409
                                                                -------- -------
    Total stockholder's equity................................. $ 27,257  21,731
                                                                -------- -------
    Total liabilities and stockholder's equity................. $241,269 186,634
                                                                ======== =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                           1997    1996   1995
                                                          ------- ------ ------
Revenues:
  Policy contract charges................................ $16,417 13,719  9,931
  Net investment income..................................   6,288  5,663  4,888
  Commissions and expense allowances on reinsurance
   ceded.................................................      10    114     96
  Net realized investment gains..........................      69     72      1
                                                          ------- ------ ------
    Total revenues.......................................  22,784 19,568 14,916
                                                          ======= ====== ======
Benefits and expenses:
  Policy benefits........................................   3,876  3,326  2,873
  Interest credited to policyholder account balances.....   4,738  4,126  3,833
  Commissions, net of capitalized costs..................     227     79     57
  General and administration expenses, net of capitalized
   costs.................................................   7,744  6,798  5,528
  Amortization of deferred policy acquisition costs......     424    285    369
                                                          ------- ------ ------
    Total benefits and expenses..........................  17,009 14,614 12,660
                                                          ======= ====== ======
    Income before federal income tax expense.............   5,775  4,954  2,256
Federal income tax expense...............................   1,885  1,738    781
                                                          ------- ------ ------
Net income............................................... $ 3,890  3,216  1,475
                                                          ======= ====== ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                ADDITIONAL NET UNREALIZED RETAINED      TOTAL
                         COMMON  PAID-IN   GAIN (LOSS) ON EARNINGS  STOCKHOLDER'S
                         STOCK   CAPITAL    INVESTMENTS   (DEFICIT)    EQUITY
                         ------ ---------- -------------- --------- -------------
Balance at December 31,
 1994................... $2,050   17,950       (1,824)     (3,282)     14,894
  Net income............    --       --           --        1,475       1,475
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --         3,407         --        3,407
                         ------   ------       ------      ------      ------
Balance at December 31,
 1995................... $2,050   17,950        1,583      (1,807)     19,776
  Net income............    --       --           --        3,216       3,216
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --        (1,261)        --       (1,261)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950          322       1,409      21,731
  Net income............    --       --           --        3,890       3,890
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --         1,636         --        1,636
                         ------   ------       ------      ------      ------
Balance at December 31,
 1997................... $2,050   17,950        1,958       5,299      27,257
                         ======   ======       ======      ======      ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                       1997     1996     1995
                                                     --------  -------  ------
Cash flows from operating activities:
  Net income........................................ $  3,890    3,216   1,475
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables......................     (892)     407     297
      Deposits relating to reinsured policyholder
       account balances.............................     (342)    (378)   (139)
      Accrued investment income.....................      (79)    (257)   (156)
      Federal income tax recoverable/payable........     (648)     811     --
      Other assets..................................   (1,280)  (1,019)   (145)
      Policy and contract claims....................      (23)      12     387
      Other liabilities and accrued expenses........      782      741     313
      Payable to affiliates.........................     (669)     397     526
      Due to separate account.......................      (34)    (108)    (14)
  Deferred tax expense..............................      732      615     897
  Policy acquisition costs deferred.................   (2,972)  (2,447) (2,263)
  Amortization of deferred policy acquisition costs.      424      285     369
  Interest credited to policyholder accounts........    4,738    4,126   3,833
  Net gain on sales and calls of fixed maturities...      (69)     (72)     (1)
                                                     --------  -------  ------
Net cash provided by operating activities...........    3,558    6,329   5,379
Cash flows from investing activities:
  Purchase of fixed maturities......................  (12,557) (15,290) (8,423)
  Sale or maturity of fixed maturities..............    5,255    6,860   3,082
  Increase in policy loans, net.....................   (1,923)  (2,358) (1,788)
                                                     --------  -------  ------
Net cash used in investing activities...............   (9,225) (10,788) (7,129)
                                                     --------  -------  ------
Cash flows from financing activities:
  Net policyholder account deposits.................    2,294    6,509   5,764
                                                     --------  -------  ------
Net increase (decrease) in cash and cash
 equivalents........................................   (3,373)   2,050   4,014
Cash and cash equivalents at beginning of year......    9,106    7,056   3,042
                                                     --------  -------  ------
Cash and cash equivalents at end of year............ $  5,733    9,106   7,056
                                                     ========  =======  ======
Income taxes received (paid)........................ $ (1,801)    (198)     93
                                                     ========  =======  ======

                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                          DECEMBER 31, 1997 AND 1996

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable Universal Life Insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1997 and 1996, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                        PARAGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1997, 1996 and 1995. The actual crediting rate was 6.5% in 1997, ranged from 6.5% to 7.0% in 1996, and was 7.0% in 1995.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

(g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                        PARAGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Reclassifications

  The Company has reclassified the presentation of certain prior period information to conform to the 1997 presentation.

(2) INVESTMENTS

  The amortized cost and estimated fair value of fixed maturities at December 31, 1997 and 1996 are as follows (000's):

                                                         1997
                                       -----------------------------------------
                                                   GROSS      GROSS    ESTIMATED
                                       AMORTIZED UNREALIZED UNREALIZED   FAIR
                                         COST      GAINS      LOSSES     VALUE
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,472      131        --       4,603
      Corporate securities............   56,973    3,098       (142)    59,929
      Mortgage-backed securities......    9,124      233        (48)     9,309
      Asset-backed securities.........    1,762      101        --       1,863
                                        -------    -----       ----     ------
                                        $72,331    3,563       (190)    75,704
                                        =======    =====       ====     ======
                                                         1996
                                       -----------------------------------------
                                                   GROSS      GROSS    ESTIMATED
                                       AMORTIZED UNREALIZED UNREALIZED   FAIR
                                         COST      GAINS      LOSSES     VALUE
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,410      129         (5)     4,534
      Corporate securities............   51,489    1,161       (844)    51,806
      Mortgage-backed securities......    7,547      137       (110)     7,574
      Asset-backed securities.........    1,513       45        --       1,558
                                        -------    -----       ----     ------
                                        $64,959    1,472       (959)    65,472
                                        =======    =====       ====     ======

                        PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated fair value of fixed maturities at December 31, 1997, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                      ESTIMATED
                                                       AMORTIZED COST FAIR VALUE
                                                       -------------- ----------
      Due in one year or less.........................    $ 3,092        3,124
      Due after one year through five years...........     10,443       10,846
      Due after five years through ten years..........     15,444       15,890
      Due after ten years through twenty years........     34,228       36,535
      Mortgage-backed securities......................      9,124        9,309
                                                          -------       ------
                                                          $72,331       75,704
                                                          =======       ======

  Proceeds from sales of fixed maturities during 1997, 1996 and 1995 were $1,328,585, $4,129,254 and $264,750 respectively. Gross gains of $68,876,
$71,604 and $1,338 were realized on those sales in 1997, 1996 and 1995, respectively.

  The sources of net investment income follow (000s):

                                                              1997   1996  1995
                                                             ------- ----- -----
      Fixed Maturities...................................... $ 4,941 4,626 4,109
      Short-term investments................................     608   449   338
      Policy loans and other................................     807   680   480
                                                             ------- ----- -----
                                                             $ 6,356 5,755 4,927
      Investment expenses...................................     (68)  (92)  (39)
                                                             ======= ===== =====
          Net investment income............................. $ 6,288 5,663 4,888
                                                             ======= ===== =====

  A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows (in
000's):

                                                                    1997   1996
                                                                   ------  ----
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale....................... $3,373   513
        Deferred policy acquisition costs.........................   (361)  (17)
      Deferred income taxes....................................... (1,054) (174)
                                                                   ------  ----
      Net unrealized appreciation (depreciation).................. $1,958   322
                                                                   ======  ====

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $3,982,000 and $3,909,000 at December 31, 1997 and 1996, respectively.

(3) REINSURANCE

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1997, 1996 and 1995 as they relate to transactions with affiliates are summarized as follows (000's):

                        PARAGON LIFE INSURANCE COMPANY

                                                         1997     1996    1995
                                                        -------  ------  ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded................  $13,001  10,264   8,607
        Policy benefits ceded.........................   14,070   6,274   6,881
        Commissions and expenses ceded................      195     114      94
        Reinsurance recoverables......................    1,661     774   1,183

  Ceded premiums and benefits to nonaffiliates for 1997, 1996 and 1995 were insignificant.

(4) DEFERRED POLICY ACQUISITION COSTS

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Balance at beginning of year....................  $15,776  13,006  12,496
      Policy acquisition costs deferred...............    2,972   2,447   2,263
      Policy acquisition costs amortized..............     (424)   (285)   (369)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................     (344)    608  (1,384)
                                                        -------  ------  ------
      Balance at end of year..........................  $17,980  15,776  13,006
                                                        =======  ======  ======

(5) FEDERAL INCOME TAXES

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Current tax (benefit) expense...................  $ 1,153   1,123    (116)
      Deferred tax expense............................      732     615     897
                                                        -------  ------  ------
      Federal income tax expense......................  $ 1,885   1,738     781
                                                        =======  ======  ======

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Computed "expected" tax expense.................  $ 2,022   1,734     790
      Other, net......................................     (137)      4      (9)
                                                        -------  ------  ------
      Federal income tax expense......................  $ 1,885   1,738     781
                                                        =======  ======  ======

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1997 and 1996 are presented below (000's):

                                                                    1997   1996
                                                                   ------- -----
      Deferred tax assets:
        Unearned reinsurance allowances........................... $   217   153
        Policy and contract liabilities...........................   1,031 1,305
        Tax capitalization of acquisition costs...................   1,755 1,386
        Other, net................................................      76    69
                                                                   ------- -----
          Total deferred tax assets............................... $ 3,079 2,913
                                                                   ======= =====
      Deferred tax liabilities:
        Unrealized gain on investments............................ $ 1,054   174
        Deferred policy acquisition costs.........................   6,419 5,520
                                                                   ------- -----
          Total gross deferred tax liabilities.................... $ 7,473 5,694
                                                                   ======= =====
          Net deferred tax liabilities............................ $ 4,394 2,781
                                                                   ======= =====

                        PARAGON LIFE INSURANCE COMPANY

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(6) RELATED-PARTY TRANSACTIONS

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1997, 1996 and 1995 were $1,348,198, $1,250,396 and $1,103,028, respectively. See Note 3 for reinsurance transactions with affiliates.

(7) PENSION PLAN

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1997, 1996 or 1995 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the company for the incentive plan were $198,972, $80,434 and $149,747 for 1997, 1996 and 1995, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(8) STATUTORY FINANCIAL INFORMATION

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; and (7) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1997, 1996 and 1995, as determined using statutory accounting practices, is summarized as follows (000's):

                                                         1997    1996   1995
                                                        ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities..................................... $10,848 10,751 10,778
      Net income (loss) as reported to regulatory
       authorities..................................... $ 1,452    982   (920)

                        PARAGON LIFE INSURANCE COMPANY

(9) DIVIDEND RESTRICTIONS

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1998 without prior notice or approval is $1,452,000. Paragon did not pay dividends in 1997, 1996 or 1995.

(10) RISK-BASED CAPITAL

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1997, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(11) COMMITMENTS AND CONTINGENCIES

  The Company leases certain of its facilities and equipment under noncancellable leases which expire March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

             YEAR ENDED DECEMBER 31:
               1998............................ $  503
               1999............................    490
               2000............................    486
               2001............................    189
                                                ------
                                                $1,668
                                                ======

  Rent expense totaled $433,864, $388,976 and $256,631 in 1997, 1996 and 1995,
respectively.

[LOGO OF KPMG PEAT MARWICK LLP]

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
 Policyholders of Separate Account C:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Money Market, High Income, Growth, Equity-Income, Overseas, Investment Grade Bond, Asset Manager, Index 500, Contrafund, Asset Manager Growth, Growth and Income, Growth Opportunities, and Balanced Divisions of Paragon Separate Account C as of December 31, 1997, and related statements of operations and changes in net assets for the periods presented. These financial statements are the responsibility of Paragon Separate Account C's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1997 by correspondence with the Fidelity Investments Variable Insurance Products Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Money Market, High Income, Growth, Equity-Income, Overseas, Investment Grade Bond, Asset Manager, Index 500, Contrafund, Asset Manager Growth, Growth and Income, Growth Opportunities, and Balanced Divisions of Paragon Separate Account C as of December 31, 1997, and the results of their operations and changes in their net assets, for the periods presented, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

April 4, 1998

                          PARAGON SEPARATE ACCOUNT C

                           STATEMENTS OF NET ASSETS
                               DECEMBER 31, 1997

                            MONEY       HIGH                                      INVESTMENT   ASSET
                            MARKET     INCOME    GROWTH   EQUITY INCOME OVERSEAS  GRADE BOND  MANAGER  INDEX 500
                           DIVISION   DIVISION  DIVISION    DIVISION    DIVISION   DIVISION  DIVISION  DIVISION
                          ----------  --------- --------- ------------- --------- ---------- --------- ---------
NET ASSETS:
Investments in Fidelity
 Investments, at Market
 Value (See Schedule of
 Investments)...........  $  872,672  1,825,076 8,297,803   4,819,583   2,977,805  767,413   4,441,454 3,391,483
Receivable (payable)
 from/to Paragon Life
 Insurance Company......       4,351      5,141    30,308      16,063       6,451    2,466       8,399     9,534
                          ----------  --------- ---------   ---------   ---------  -------   --------- ---------
 Total Net Assets.......     877,023  1,830,217 8,328,111   4,835,646   2,984,256  769,879   4,449,853 3,401,017
                          ==========  ========= =========   =========   =========  =======   ========= =========
TOTAL NET ASSETS REPRE-
 SENTED BY:
Group Variable Universal
 Life Cash Value In-
 vested in Separate Ac-
 count..................     877,023  1,830,217 8,328,111   4,835,646   2,984,256  769,879   4,449,853 3,401,017
                          ----------  --------- ---------   ---------   ---------  -------   --------- ---------
                          $  877,023  1,830,217 8,328,111   4,835,646   2,984,256  769,879   4,449,853 3,401,017
                          ==========  ========= =========   =========   =========  =======   ========= =========
Total Units Held........     736,736     99,309   195,211     152,652     141,772   53,424     196,758    27,652
Net Asset Value Per
 Unit...................  $     1.19      18.43     42.66       31.68       21.05    14.41       22.62    122.99
Cost of Investments.....  $  872,672  1,627,610 6,517,650   3,925,310   2,726,161  734,628   3,855,655 2,677,566
                          ==========  ========= =========   =========   =========  =======   ========= =========
                                        ASSET
                                       MANAGER  GROWTH $
                          CONTRAFUND   GROWTH    INCOME      GROWTH     BALANCED
                           DIVISION   DIVISION  DIVISION  OPPORTUNITIES DIVISION
                          ----------  --------- --------- ------------- ---------
NET ASSETS:
Investments in Fidelity
 Investments, at Market
 Value (See Schedule of
 Investments)...........  $2,022,919  1,102,074    28,025      56,239         369
Receivable (payable)
 from/to Paragon Life
 Insurance Company......      (4,505)     5,444       276         349           7
                          ----------  --------- ---------   ---------   ---------
 Total Net Assets.......   2,018,414  1,107,518    28,301      56,588         376
                          ==========  ========= =========   =========   =========
TOTAL NET ASSETS REPRE-
 SENTED BY:
Group Variable Universal
 Life Cash Value In-
 vested in Separate Ac-
 count..................   2,018,414  1,107,518    28,301      56,588         376
                          ----------  --------- ---------   ---------   ---------
                          $2,018,414  1,107,518    28,301      56,588         376
                          ==========  ========= =========   =========   =========
Total Units Held........      98,076     62,010     2,206       2,942          26
Net Asset Value Per
 Unit...................  $    20.58      17.86     12.83       19.23       14.46
Cost of Investments.....  $1,718,041    953,702    28,090      54,248         364
                          ==========  ========= =========   =========   =========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT C

                           STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995,
EXCEPT THE CONTRAFUND DIVISION WHICH IS FOR THE YEARS
ENDED DECEMBER 31, 1997 AND 1996 AND FOR THE PERIOD FROM
AUGUST 8, 1995 (INCEPTION) TO DECEMBER 31, 1995, THE
GROWTH MANAGER DIVISION WHICH IS FOR THE YEARS ENDED
DECEMBER 31, 1997 AND 1996 AND FOR THE PERIOD FROM AUGUST
29, 1995 (INCEPTION) TO DECEMBER 31, 1995, THE GROWTH
OPPORTUNITIES DIVISION, THE GROWTH & INCOME DIVISION AND
THE BALANCED DIVISION WHICH ARE FOR THE PERIOD FROM MAY 1,
1997 (INCEPTION) TO DECEMBER 31, 1997

                           MONEY MARKET DIVISION     HIGH INCOME DIVISION           GROWTH DIVISION
                          ------------------------- -------------------------  --------------------------
                            1997    1996     1995    1997     1996     1995      1997     1996     1995
                          -------- -------  ------- -------  -------  -------  --------- -------  -------
Investment Income:
 Dividend Income........  $ 42,724  28,882   10,241  90,958   55,219   18,394     40,552   9,127    6,155
Expenses:
 Mortality and Expense
 Charge.................    30,043   6,124    2,023  53,923   10,879    4,106     11,352  40,034   18,527
                          -------- -------  ------- -------  -------  -------  --------- -------  -------
   Net Investment Income
   (Expense)............    12,681  22,758    8,218  37,035   44,340   14,288     29,200 (30,907) (12,372)
Net Realized Gain (Loss)
on Investments:
 Realized Gain from Dis-
 tributions.............       --      --       --   11,242   10,804      --     181,519 230,439      --
 Proceeds from Sales....   361,687 257,957  936,978 261,073  108,848  144,263  1,277,824 366,424  500,609
 Cost of Investments
 Sold...................   361,687 257,957  936,978 215,116   94,828  136,030    965,252 300,048  458,073
                          -------- -------  ------- -------  -------  -------  --------- -------  -------
   Net Realized Gain
   (Loss) on Invest-
   ments................       --      --       --   57,199   24,824    8,243    494,091 296,815   42,536
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......       --      --       --   97,472   53,018     (511)   815,011 521,127   35,698
 Unrealized Gain (Loss)
 End of Year............       --      --       --  197,466   97,472   53,018  1,780,153 815,011  521,127
                          -------- -------  ------- -------  -------  -------  --------- -------  -------
   Net Unrealized Gain
   (Loss) on Invest-
   ments................       --      --       --   99,994   44,454   53,529    965,142 293,884  485,429
                          -------- -------  ------- -------  -------  -------  --------- -------  -------
   Net Gain (Loss) on
   Investments..........       --      --       --  157,193   69,278   61,772  1,459,233 590,699  527,965
                          -------- -------  ------- -------  -------  -------  --------- -------  -------
Increase (Decrease) in
Assets Resulting from
Operations..............  $ 12,681  22,758    8,218 194,228  113,618   76,060  1,488,433 559,792  515,593
                          ======== =======  ======= =======  =======  =======  ========= =======  =======
                                                                                 INVESTMENT GRADE BOND
                           EQUITY-INCOME DIVISION      OVERSEAS DIVISION               DIVISION
                          ------------------------- -------------------------  --------------------------
                            1997    1996     1995    1997     1996     1995      1997     1996     1995
                          -------- -------  ------- -------  -------  -------  --------- -------  -------
Investment Income:
 Dividend Income........  $ 55,877   2,839   26,648  41,728   16,231    2,312     32,241  14,488    3,397
Expenses:
 Mortality and Expense
 Charge.................     5,941  21,431    9,431  20,849   16,647    8,533      4,735   3,500    1,505
                          -------- -------  ------- -------  -------  -------  --------- -------  -------
   Net Investment Income
   (Expense)............    49,936 (18,592)  17,217  20,879     (416)  (6,221)    27,506  10,988    1,892
Net Realized Gain (Loss)
on Investments:
 Realized Gain from Dis-
 tributions.............   280,940  81,401   26,394 165,650   17,854    2,312        --      --       --
 Proceeds from Sales....   687,118 462,970  289,491 427,375  198,737  364,752    101,264  53,802  139,591
 Cost of Investments
 Sold...................   508,210 393,090  265,682 344,492  180,095  360,791     92,815  51,333  133,166
                          -------- -------  ------- -------  -------  -------  --------- -------  -------
   Net Realized Gain
   (Loss) on Invest-
   ments................   459,848 151,281   50,203 248,533   36,496    6,273      8,449   2,469    6,425
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......   425,944 240,217    7,002 259,928   82,187  (10,751)    15,818  16,236     (300)
 Unrealized Gain (Loss)
 End of Year............   894,273 425,944  240,217 251,644  259,928   82,187     32,785  15,818   16,236
                          -------- -------  ------- -------  -------  -------  --------- -------  -------
   Net Unrealized Gain
   (Loss) on Invest-
   ments................   468,329 185,727  233,215  (8,284) 177,742   92,938     16,967    (419)  16,536
                          -------- -------  ------- -------  -------  -------  --------- -------  -------
   Net Gain (Loss) on
   Investments..........   928,177 337,008  283,418 240,248  214,238   99,211     25,416   2,050   22,961
                          -------- -------  ------- -------  -------  -------  --------- -------  -------
Increase (Decrease) in
Assets Resulting from
Operations..............  $978,113 318,416  300,635 261,127  213,822   92,900     52,922  13,038   24,853
                          ======== =======  ======= =======  =======  =======  ========= =======  =======

                See Accompanying Notes to Financial Statements.     (continued)

                          PARAGON SEPARATE ACCOUNT C
                     STATEMENTS OF OPERATIONS--(CONTINUED)

  FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995, EXCEPT THE CONTRAFUND DIVISION WHICH IS FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 AND FOR THE
    PERIOD FROM AUGUST 8, 1995 (INCEPTION) TO DECEMBER 31, 1995, THE GROWTH MANAGER DIVISION WHICH IS FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 AND
   FOR THE PERIOD FROM AUGUST 29, 1995 (INCEPTION) TO DECEMBER 31, 1995, THE GROWTH OPPORTUNITIES DIVISION, THE GROWTH & INCOME DIVISION AND THE BALANCED
DIVISION WHICH ARE FOR THE PERIOD FROM MAY 1, 1997 (INCEPTION) TO DECEMBER 31,
                                     1997

                           ASSET MANAGER DIVISION     INDEX 500 DIVISION     CONTRAFUND DIVISION
                          ------------------------  -----------------------  ----------------------
                            1997    1996    1995     1997    1996     1995    1997     1996   1995
                          -------- ------- -------  ------- -------  ------  -------  ------  -----
Investment Income:
 Dividend Income........  $119,551  78,070  19,432   18,952   5,939   1,698  $ 7,171     --     379
Expenses:
 Mortality and Expense
 Charge.................    29,484  24,840  13,175   18,612   8,364   2,151   10,409   3,437    169
                          -------- ------- -------  ------- -------  ------  -------  ------  -----
  Net Investment Income
  (Expense).............    90,067  53,230   6,257      340  (2,425)   (453)  (3,238) (3,437)   210
Net Realized Gain (Loss)
on Investments:
 Realized Gain from Dis-
 tributions.............   299,891  64,374     --    38,457  15,271     233   18,955   1,093    757
 Proceeds from Sales....   590,969 278,569 577,547  495,360 102,483  67,836  264,897  53,886  6,059
 Cost of Investments
 Sold...................   453,620 243,077 562,867  381,643  88,612  62,500  227,114  50,525  6,110
                          -------- ------- -------  ------- -------  ------  -------  ------  -----
  Net Realized Gain
  (Loss) on Investments.   457,240  99,866  14,680  152,174  29,142   5,569   56,738   4,454    706
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......   403,420 194,562 (19,051) 226,612  65,127     796   78,527      (2)   --
 Unrealized Gain (Loss)
 End of Year............   585,799 403,420 194,562  713,917 226,612  65,127  304,878  78,527     (2)
                          -------- ------- -------  ------- -------  ------  -------  ------  -----
  Net Unrealized Gain
  (Loss) on Investments.   182,379 208,858 213,613  487,305 161,484  64,331  226,351  78,529     (2)
                          -------- ------- -------  ------- -------  ------  -------  ------  -----
  Net Gain (Loss) on In-
  vestments.............   619,619 308,724 228,293  639,479 190,626  69,900  283,089  82,983    704
                          -------- ------- -------  ------- -------  ------  -------  ------  -----
Increase (Decrease) in
Assets Resulting from
Operations..............  $709,686 361,954 234,550  639,819 188,201  69,447  279,891  79,546    914
                          ======== ======= =======  ======= =======  ======  =======  ======  =====

                                                  GROWTH &    GROWTH
                          ASSET MANAGER GROWTH     INCOME  OPPORTUNITIES BALANCED
                                DIVISION          DIVISION   DIVISION    DIVISION
                          ----------------------  -------- ------------- --------
                            1997     1996   1995    1997       1997        1997
                          --------  ------  ----  -------- ------------- --------
Investment Income:
 Dividend Income........  $    --    4,231   34      171         --        --
Expenses:
 Mortality and Expense
 Charge.................     5,459     970    3       66          28       --
                          --------  ------  ---    -----       -----       ---
  Net Investment Income
  (Expense).............    (5,459)  3,261   31      105         (28)      --
Net Realized Gain (Loss)
on Investments:
 Realized Gain from Dis-
 tributions.............       633   7,114  130      556         --        --
 Proceeds from Sales....    96,531  10,892  186    1,778          17       --
 Cost of Investments
 Sold...................    85,443  10,363  187    1,801          17       --
                          --------  ------  ---    -----       -----       ---
  Net Realized Gain
  (Loss) on Investments.    11,721   7,643  129      533         --        --
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......     9,001     (65) --       --          --        --
 Unrealized Gain (Loss)
 End of Year............   148,372   9,001  (65)     (65)      1,991         5
                          --------  ------  ---    -----       -----       ---
  Net Unrealized Gain
  (Loss) on Investments.   139,370   9,067  (65)     (65)      1,991         5
                          --------  ------  ---    -----       -----       ---
  Net Gain (Loss) on In-
  vestments.............   151,091  16,709   64      468       1,991         5
                          --------  ------  ---    -----       -----       ---
Increase (Decrease) in
Assets Resulting from
Operations..............  $145,632  19,970   95      573       1,963         5
                          ========  ======  ===    =====       =====       ===

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT C

                      STATEMENTS OF CHANGES IN NET ASSETS

  FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995, EXCEPT THE CONTRAFUND DIVISION WHICH IS FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 AND FOR THE
PERIOD FROM AUGUST 8, 1995 (INCEPTION) TO DECEMBER 31, 1995, THE GROWTH MANAGER
  DIVISION WHICH IS FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 AND FOR THE
    PERIOD FROM AUGUST 29, 1995 (INCEPTION) TO DECEMBER 31, 1995, THE GROWTH OPPORTUNITIES DIVISION, THE GROWTH & INCOME DIVISION AND THE BALANCED DIVISION
   WHICH ARE FOR THE PERIOD FROM MAY 1, 1997 (INCEPTION) TO DECEMBER 31, 1997

                           MONEY MARKET DIVISION      HIGH LNCOME DIVISION            GROWTH DIVISION
                          ------------------------ --------------------------- ------------------------------
                            1997    1996    1995     1997      1996     1995     1997      1996       1995
                          -------- ------- ------- --------- --------- ------- --------- ---------  ---------
Operations:
 Net Investment Income..  $ 12,681  22,758   8,218    37,035    44,340  14,288    29,200   (30,907)   (12,372)
 Net Realized Gain
 (Loss) on Investments..       --      --      --     57,199    24,824   8,243   494,091   296,815     42,536
 Net Unrealized Gain
 (Loss) on Investment...       --      --      --     99,994    44,454  53,529   965,142   293,884    485,429
                          -------- ------- ------- --------- --------- ------- --------- ---------  ---------
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........    12,681  22,758   8,218   194,228   113,618  76,060 1,488,433   559,792    515,593
 Net Deposits into Sepa-
 rate Account...........   235,662 221,123 270,768   385,491   447,141 390,103   842,260 2,269,278  1,628,448
                          -------- ------- ------- --------- --------- ------- --------- ---------  ---------
   Increase in Net As-
   sets.................   248,343 243,881 278,986   579,719   560,759 466,163 2,330,693 2,829,070  2,144,041
Net Assets, Beginning of
Year....................   628,680 384,799 105,813 1,250,498   689,739 223,576 5,997,418 3,168,348  1,024,307
                          -------- ------- ------- --------- --------- ------- --------- ---------  ---------
Net Assets, End of Year.  $877,023 628,680 384,799 1,830,217 1,250,498 689,739 8,328,111 5,997,418  3,168,348
                          ======== ======= ======= ========= ========= ======= ========= =========  =========

                                                                                            INVESTMENT GRADE BOND
                              EQUITY-INCOME DIVISION            OVERSEAS DIVISION                 DIVISION
                          ------------------------------- -------------------------------  ------------------------
                             1997      1996       1995      1997       1996       1995      1997    1996     1995
                          ---------- ---------  --------- ---------  ---------  ---------  ------- -------  -------
Operations:
 Net Investment Income..  $   49,936   (18,592)    17,217    20,879       (416)    (6,221)  27,506  10,988    1,892
 Net Realized Gain
 (Loss) on Investments..     459,848   151,281     50,203   248,533     36,496      6,273    8,449   2,469    6,425
 Net Unrealized Gain
 (Loss) on Investment...     468,329   185,727    233,215    (8,284)   177,742     92,938   16,967    (419)  16,536
                          ---------- ---------  --------- ---------  ---------  ---------  ------- -------  -------
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........     978,113   318,416    300,635   261,128    213,822     92,990   52,922  13,038   24,853
 Net Deposits into Sepa-
 rate Account...........     658,415 1,154,045    965,867   395,966    771,784    709,290  199,830 240,949  155,944
                          ---------- ---------  --------- ---------  ---------  ---------  ------- -------  -------
   Increase in Net As-
   sets.................   1,636,528 1,472,461  1,266,502   657,094    985,606    802,280  252,752 253,987  180,797
Net Assets, Beginning of
Year....................   3,199,118 1,726,657    460,155 2,327,162  1,341,556    539,276  517,127 263,140   82,343
                          ---------- ---------  --------- ---------  ---------  ---------  ------- -------  -------
Net Assets, End of Year.  $4,835,646 3,199,118  1,726,657 2,984,256  2,327,162  1,341,556  769,879 517,127  263,140
                          ========== =========  ========= =========  =========  =========  ======= =======  =======

                See Accompanying Notes to Financial Statements.      (continued)

                          PARAGON SEPARATE ACCOUNT C

  FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995, EXCEPT THE CONTRAFUND DIVISION WHICH IS FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 AND FOR THE
    PERIOD FROM AUGUST 8, 1995 (INCEPTION) TO DECEMBER 31, 1995, THE GROWTH MANAGER DIVISION WHICH IS FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 AND
   FOR THE PERIOD FROM AUGUST 29, 1995 (INCEPTION) TO DECEMBER 31, 1995, THE GROWTH OPPORTUNITIES DIVISION, THE GROWTH & INCOME DIVISION AND THE BALANCED
DIVISION WHICH ARE FOR THE PERIOD FROM MAY 1, 1997 (INCEPTION) TO DECEMBER 31,
                                     1997

                             ASSET MANAGER DIVISION              INDEX 500 DIVISION            CONTRAFUND DIVISION
                         -------------------------------  ---------------------------------  --------------------------
                            1997       1996      1995       1997         1996        1995      1997      1996     1995
                         ----------  --------- ---------  ---------  ------------- --------  ---------  -------  ------
Operations:
 Net Investment Income.. $   90,067     53,230     6,257        340       (2,425)     (453)     (3,238)  (3,437)    210
 Net Realized Gain
 (Loss) on Investments..    437,240     99,866    14,680    152,174       29,142     5,569      56,738    4,454     706
 Net Unrealized Gain
 (Loss) on Investments..    182,379    208,858   213,613    487,305      161,484    64,331     226,351   78,529      (2)
                         ----------  --------- ---------  ---------    ---------   -------   ---------  -------  ------
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........    709,686    361,954   234,550    639,819      188,201    69,447     279,851   79,546     914
 Net Deposits into Sepa-
 rate Account...........    359,058    935,663 1,014,459  1,246,576      876,152   287,818     981,087  588,189  88,827
                         ----------  --------- ---------  ---------    ---------   -------   ---------  -------  ------
 Increase in Net Assets.  1,068,744  1,297,617 1,249,009  1,886,395    1,064,353   357,265   1,260,938  667,735  89,741
 Net Assets, Beginning
 of Year................  3,381,109  2,083,492   834,483  1,514,622      450,269    93,004     757,476   89,741       0
                         ----------  --------- ---------  ---------    ---------   -------   ---------  -------  ------
 Net Assets, End of
 Year................... $4,449,853  3,381,109 2,083,492  3,401,017    1,514,622   450,269   2,018,414  757,476  89,741
                         ==========  ========= =========  =========    =========   =======   =========  =======  ======
                                                          GROWTH &      GROWTH
                                                           INCOME    OPPORTUNITIES BALANCED
                         ASSET MANAGER GROWTH DIVISION    DIVISION     DIVISION    DIVISION
                         -------------------------------  ---------  ------------- --------
                            1997       1996      1995       1997         1997        1997
                         ----------  --------- ---------  ---------  ------------- --------
Operations:
 Net Investment Income.. $   (5,459)     3,261        31        105          (28)      --
 Net Realized Gain
 (Loss) on Investments..     11,721      7,643       129        533          --        --
 Net Unrealized Gain
 (Loss) on Investments..    139,370      9,067       (65)       (65)       1,991         5
                         ----------  --------- ---------  ---------    ---------   -------
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........    145,632     19,971        95        573        1,963         5
 Net Deposits into Sepa-
 rate Account...........    682,573    255,154     4,093     27,728       54,625       371
                         ----------  --------- ---------  ---------    ---------   -------
 Increase in Net Assets.    828,205    275,125     4,188     28,301       56,588       376
 Net Assets, Beginning
 of Year................    279,313      4,188         0          0            0         0
                         ----------  --------- ---------  ---------    ---------   -------
 Net Assets, End of
 Year................... $1,107,518    279,313     4,188     28,301       56,588       376
                         ==========  ========= =========  =========    =========   =======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT C

                         NOTES TO FINANCIAL STATEMENTS

                            DECEMBER 31, 1997

(1) ORGANIZATION

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account C on August 1, 1991. Paragon Separate Account C (the Separate Account) commenced operations on November 1, 1993 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into divisions, thirteen of which invests exclusively in shares of a single fund of Fidelity Investments Variable Insurance Product Fund or Variable Insurance Product Fund II (Fidelity), an open-end, diversified management investment company. These Divisions represent the Money Market Portfolio, High Income Portfolio, Growth Portfolio, Equity-Income Portfolio, Overseas Portfolio, Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Contrafund Portfolio, Asset Manager Growth Portfolio, Growth Opportunities Portfolio, Growth and Income Portfolio, and Balanced Portfolio (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of the Fidelity are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

 Reclassifications

  The Separate Account has reclassified the presentation of certain prior period information to conform to the 1997 presentation.

(3) POLICY CHARGES

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT C

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.


 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.



 Surrender or Contingent Deferred Sales Charge

  During the first policy years, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0024547% of the net assets of each division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT C

NOTE 4--PURCHASES AND SALES OF FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUNDS SHARES

  For the Years ended December 31, 1997, 1996 and 1995, except the Contrafund Division which is for the Years ended December 31, 1997 and 1996 and for the Period from August 8, 1995 (Inception) to December 31, 1995, the Asset Manager Growth Division which is for the Years ended December 31, 1997 and 1996 and for the Period from August 29, 1995 (Inception) to December 31, 1995, the Growth & Income Division, the Growth Opportunities Division and the Balanced Division which are for the Period from May 1, 1997 (Inception) to December 31, 1997:

                      MONEY MARKET DIVISION          HIGH INCOME DIVISION            GROWTH DIVISION
                 -------------------------------- --------------------------- -----------------------------
                   1997       1996        1995     1997     1996      1995      1997      1996      1995
                 -------- ------------- --------- ------- --------- --------- --------- --------- ---------
Purchases....... $564,613    473,407    1,205,723 588,503   550,174   530,260 2,082,815 2,622,488 2,110,530
Sales........... $361,687    257,957      936,978 261,073   108,848   144,263 1,277,824   366,424   500,609
                 ========    =======    ========= ======= ========= ========= ========= ========= =========
                    EQUITY-INCOME DIVISION         OVERSEAS DIVISION
                 ----------------------------- -------------------------
                   1997      1996      1995     1997    1996     1995
                 --------- --------- --------- ------- ------- ---------
Purchases....... 1,325,565 1,612,670 1,245,927 798,156 960,243 1,065,508
Sales...........   687,118   462,970   289,491 427,375 198,737   364,752
                 ========= ========= ========= ======= ======= =========



                  INVESTMENT GRADE BOND DIVISION    ASSET MANAGER DIVISION         INDEX 500 DIVISION
                 -------------------------------- --------------------------- -----------------------------
                   1997       1996        1995     1997     1996      1995      1997      1996      1995
                 -------- ------------- --------- ------- --------- --------- --------- --------- ---------
Purchases....... $293,908    293,514      294,030 914,848 1,190,363 1,578,832 1,715,662   978,195   353,504
Sales........... $101,264     53,802      139,591 590,969   278,569   577,547   495,360   102,483    67,836
                 ========    =======    ========= ======= ========= ========= ========= ========= =========

                                                 ASSET MANAGER GROWTH
                      CONTRAFUND DIVISION              DIVISION
                 ----------------------------- -------------------------
                   1997      1996      1995     1997    1996     1995
                 --------- --------- --------- ------- ------- ---------
Purchases....... 1,240,031   640,347    94,716 770,463 263,123     4,277
Sales...........   264,897    53,886     6,059  96,531  10,892       186
                 ========= ========= ========= ======= ======= =========


                 GROWTH &    GROWTH
                  INCOME  OPPORTUNITIES BALANCED
                 DIVISION   DIVISION    DIVISION
                 -------- ------------- ---------
                   1997       1997        1997
                 -------- ------------- ---------
Purchases....... $ 29,164     54,265          364
Sales........... $  1,778         17            0
                 ========    =======    =========

                          PARAGON SEPARATE ACCOUNT C

NOTE 5--ACCUMULATION OF UNIT ACTIVITY

  The following is a reconciliation of the accumulation of unit activity for the Years ended December 31, 1997, 1996 and 1995 except for the Contrafund Division which is for Years ended December 31, 1997 and 1996 and for the Period from August 8, 1995 (Inception) to December 31, 1995, the Asset Manager Growth Division which is for the Years ended December 31, 1997 and 1996 and for the Period from August 29, 1995 (Inception) to December 31, 1995, the Growth & Income Division, the Growth Opportunities Division and the Balanced Division which are for the Period from May 1, 1997 (Inception) to December 31, 1997:

                      MONEY MARKET DIVISION        HIGH INCOME DIVISION       GROWTH DIVISION     EQUITY-INCOME DIVISION
                 -------------------------------- ----------------------- ----------------------- ----------------------
                   1997       1996        1995     1997    1996    1995    1997    1996    1995    1997    1996    1995
                 -------- ------------- --------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Net Increase in
Units
Deposits........ 492,306     426,367    1,150,687  35,371  36,741  41,236  54,962  79,717  77,887  47,547  69,624 65,569
Withdrawals..... 308,607     226,819      898,366  15,295   6,786  11,074  32,051  10,718  19,451  23,297  19,462 15,278
                 -------     -------    --------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Net Increase in
Unit............ 183,699     199,548      252,321  20,076  29,955  30,162  22,911  68,999  58,436  24,250  50,162 50,291
Outstanding
Units
Beginning of
Year............ 553,037     353,488      101,167  79,233  49,278  19,116 172,300 103,301  44,865 128,402  78,240 27,949
                 -------     -------    --------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Outstanding
Units
End of Year..... 736,736     553,037      353,488  99,309  79,233  49,278 195,211 172,300 103,301 152,652 128,402 78,240
                 =======     =======    ========= ======= ======= ======= ======= ======= ======= ======= ======= ======
                   OVERSEAS DIVISION
                 ----------------------
                  1997    1996    1995
                 ------- ------- ------
Net Increase in
Units
Deposits........  39,281  53,327 67,011
Withdrawals.....  19,916  10,052 22,450
                 ------- ------- ------
Net Increase in
Unit............  19,365  43,275 44,561
Outstanding
Units
Beginning of
Year............ 122,407  79,132 34,571
                 ------- ------- ------
Outstanding
Units
End of Year..... 141,772 122,407 79,132
                 ======= ======= ======



                  INVESTMENT GRADE BOND DIVISION  ASSET MANAGER DIVISION    INDEX 500 DIVISION     CONTRAFUND DIVISION
                 -------------------------------- ----------------------- ----------------------- ----------------------
                   1997       1996        1995     1997    1996    1995    1997    1996    1995    1997    1996    1995
                 -------- ------------- --------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Net Increase in
Units
Deposits........  21,839      22,595       24,267  45,318  68,615 104,670  15,753  11,569   5,231  67,021  42,303  6,882
Withdrawals.....   7,259       3,929       11,436  27,581  14,751  37,587   4,321   1,192   1,030  14,297   3,401    432
                 -------     -------    --------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Net Increase in
Unit............  14,580      18,666       12,831  17,737  53,864  67,083  11,432  10,377   4,201  52,724  38,902  6,450
Outstanding
Units...........
Beginning of
Year............  38,844      20,178        7,347 179,021 125,157  58,074  16,221   5,844   1,643  45,352   6,450    --
                 -------     -------    --------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Outstanding
Units...........
End of Year.....  53,424      38,844       20,178 196,758 179,021 125,157  27,653  16,221   5,844  98,076  45,352  6,450
                 =======     =======    ========= ======= ======= ======= ======= ======= ======= ======= ======= ======
                  ASSET MANAGER GROWTH
                        DIVISION
                 ----------------------
                  1997    1996    1995
                 ------- ------- ------
Net Increase in
Units
Deposits........  48,480  19,801    356
Withdrawals.....   5,884     728     15
                 ------- ------- ------
Net Increase in
Unit............  42,596  19,073    341
Outstanding
Units...........
Beginning of
Year............  19,414     341    --
                 ------- ------- ------
Outstanding
Units...........
End of Year.....  62,010  19,414    341
                 ======= ======= ======


                 GROWTH &    GROWTH
                  INCOME  OPPORTUNITIES BALANCED
                 DIVISION   DIVISION    DIVISION
                 -------- ------------- ---------
                   1997       1997        1997
                 -------- ------------- ---------
Net Increase in
Units
Deposits........   2,350       2,942           26
Withdrawals.....     144           0            0
                 -------     -------    ---------
Net Increase in
Unit............   2,206       2,942           26
Outstanding
Units
Beginning of
Year............     --          --           --
                 -------     -------    ---------
Outstanding
Units
End of Year.....   2,206       2,942           26
                 =======     =======    =========

                          PARAGON SEPARATE ACCOUNT C

NOTE 6--RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT

  Deposits into the Separate Account purchase shares of Fidelity. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by the cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1997, 1996, and 1995, except the Contrafund Division which is for the years ended December 31, 1997 and 1996 and for the Period from August 8, 1995 (Inception) to December 31, 1995, the Asset Manager Growth Division for the years ended December 31, 1997 and 1996 and for the period from August 29, 1995 (Inception) to December 31, 1995, the Growth & Income Division, the Growth Opportunities Division and the Balanced Division which are for the Period from May 1, 1997 (inception) to December 31, 1997:

                       MONEY MARKET DIVISION           HIGH INCOME DIVISION             GROWTH DIVISION
                   --------------------------------  --------------------------  --------------------------------
                      1997       1996       1995       1997     1996     1995       1997       1996       1995
                   ----------  ---------  ---------  --------  -------  -------  ----------  ---------  ---------
Total Gross
Deposits.........  $3,432,146  2,902,150  2,029,012   962,793  842,735  631,512   3,912,833  3,760,980  2,410,761
 Surrenders and
 Withdrawals.....    (132,139)   (90,148)   (25,837) (132,328) (90,413) (37,645) (1,097,957)  (396,427)  (126,032)
 Transfers
 Between Funds
 and General
 Account.........     (12,097)   (48,021)    23,452  (124,356) (19,447) (19,824)   (490,759)   101,790    128,164
                   ----------  ---------  ---------  --------  -------  -------  ----------  ---------  ---------
 Total Gross
 Deposits net of
 Surrenders,
 Withdrawals, and
 Transfers.......   3,287,910  2,763,981  2,026,627   708,109  732,875  574,043   2,324,117  3,466,343  2,412,893
Deductions:
 Premium Expense
 Charges.........      73,638     64,531     44,481    20,657   18,739   13,844      83,952     83,628     52,850
 Monthly Expense
 Charges.........      66,219     11,058     98,093    18,576   21,170    9,300      75,494    100,008     41,140
 Cost of
 Insurance and
 Optional
 Benefits........   2,912,391  2,467,269  1,613,285   281,385  245,825  160,796   1,322,411  1,013,429    690,455
                   ----------  ---------  ---------  --------  -------  -------  ----------  ---------  ---------
 Total
 Deductions......   3,052,248  2,542,858  1,755,859   320,618  285,734  183,940   1,481,857  1,197,065    784,445
                   ----------  ---------  ---------  --------  -------  -------  ----------  ---------  ---------
Net Deposits from
Policyholders....  $  235,662    221,123    270,768   385,491  447,141  390,103     842,260  2,269,278  1,628,448
                   ==========  =========  =========  ========  =======  =======  ==========  =========  =========
                      EQUITY-INCOME DIVISION              OVERSEAS DIVISION
                   -------------------------------- --------------------------------
                     1997       1996       1995       1997       1996       1995
                   ---------- ---------- ---------- ---------- ---------- ----------
Total Gross
Deposits.........  1,997,498  1,996,862  1,408,679  1,351,561  1,656,440  1,292,857
 Surrenders and
 Withdrawals.....   (593,847)  (245,481)   (91,806)  (394,377)  (195,817)   (84,074)
 Transfers
 Between Funds
 and General
 Account.........    (29,993)   (11,121)    54,349    (89,922)  (141,486)  (151,653)
                   ---------- ---------- ---------- ---------- ---------- ----------
 Total Gross
 Deposits net of
 Surrenders,
 Withdrawals, and
 Transfers.......  1,373,658  1,740,260  1,371,222    867,262  1,319,137  1,057,130
Deductions:
 Premium Expense
 Charges.........     42,857     44,401     30,882     28,998     36,832     28,343
 Monthly Expense
 Charges.........     38,540     53,745     21,553     26,077     40,030     18,094
 Cost of
 Insurance and
 Optional
 Benefits........    633,846    488,069    352,919    416,221    470,491    301,403
                   ---------- ---------- ---------- ---------- ---------- ----------
 Total
 Deductions......    715,243    586,215    405,354    471,296    547,353    347,840
                   ---------- ---------- ---------- ---------- ---------- ----------
Net Deposits from
Policyholders....    658,415  1,154,045    965,868    395,966    771,784    709,290
                   ========== ========== ========== ========== ========== ==========

                          PARAGON SEPARATE ACCOUNT C

NOTE 6--RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT (CONTINUED)

  Deposits into the Separate Account purchase shares of Fidelity. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by the cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1997, 1996, and 1995, except the Contrafund Division which is for the years ended December 31, 1997 and 1996 and for the Period from August 8, 1995 (Inception) to December 31, 1995, the Asset Manager Growth Division for the years ended December 31, 1997 and 1996 and for the period from August 29, 1995 (Inception) to December 31, 1995, the Growth & Income Division, the Growth Opportunities Division and the Balanced Division which are for the Period from May 1, 1997 (Inception) to December 31, 1997:

                            INVESTMENT GRADE BOND
                                   DIVISION                ASSET MANAGER DIVISION               INDEX 500 DIVISION
                          ----------------------------  -------------------------------  ---------------------------------
                             1997      1996     1995      1997       1996       1995       1997         1996        1995
                          ----------  -------  -------  ---------  ---------  ---------  ---------  ------------- --------
Total Gross Deposits....  $  437,708  386,909  256,080  1,865,644  2,601,765  2,053,891  1,945,857     778,663    344,814
 Surrenders and With-
 drawals................     (51,606) (24,505) (10,138)  (423,726)  (230,691)  (124,460)  (350,692)    (68,775)   (22,442)
 Transfers Between Funds
 and General Account....     (29,252) (18,887)  (1,770)  (231,672)  (438,022)  (246,500)   246,092     263,515     74,787
                          ----------  -------  -------  ---------  ---------  ---------  ---------     -------    -------
 Total Gross Deposits
 net of Surrenders,
 Withdrawals, and
 Transfers..............     356,850  343,517  244,172  1,210,246  1,933,052  1,682,931  1,841,257     973,403    397,159
Deductions:
 Premium Expense
 Charges................       9,391    8,603    5,614     40,028     57,852     45,026     41,749      17,314      7,559
 Monthly Expense
 Charges................       8,445    8,514    4,679     35,996     59,625     35,308     37,543      21,439      5,764
 Cost of Insurance and
 Optional Benefits......     139,184   85,451   77,935    775,164    879,912    588,138    515,389      58,498     96,018
                          ----------  -------  -------  ---------  ---------  ---------  ---------     -------    -------
 Total Deductions.......     157,020  102,568   88,228    851,188    997,389    668,472    594,681      97,251    109,341
                          ----------  -------  -------  ---------  ---------  ---------  ---------     -------    -------
Net Deposits from Poli-
cyholders...............  $  199,830  240,949  155,944    359,058    935,663  1,014,459  1,246,576     876,152    287,818
                          ==========  =======  =======  =========  =========  =========  =========     =======    =======
                                                                                         GROWTH &      GROWTH
                                                                                          INCOME    OPPORTUNITIES BALANCED
                             CONTRAFUND DIVISION        ASSET MANAGER GROWTH DIVISION    DIVISION     DIVISION    DIVISION
                          ----------------------------  -------------------------------  ---------  ------------- --------
                             1997      1996     1995      1997       1996       1995       1997         1997        1997
                          ----------  -------  -------  ---------  ---------  ---------  ---------  ------------- --------
Total Gross Deposits....  $1,436,206  701,766   26,848    753,819    276,809      3,243      7,579       5,624        392
 Surrenders and With-
 drawals................    (274,418) (46,022)    (765)   (68,324)    (9,416)       (1)     27,394     (26,316)         1
 Transfers Between Funds
 and General Account....     195,274   97,860   68,222    198,103     52,463      1,704     20,308      49,376         33
                          ----------  -------  -------  ---------  ---------  ---------  ---------     -------    -------
 Total Gross Deposits
 net of Surrenders,
 Withdrawals, and
 Transfers..............   1,357,062  753,604   94,305    883,598    319,856      4,946     55,281      28,684        426
Deductions:
 Premium Expense
 Charges................      30,815   15,604      589     16,174      6,155         71        163         121          8
 Monthly Expense
 Charges................      27,710    9,244      306     14,544      3,093         46        146         109          8
 Cost of Insurance and
 Optional Benefits......     317,450  140,567    4,583    170,307     55,454        736        347         726         39
                          ----------  -------  -------  ---------  ---------  ---------  ---------     -------    -------
 Total Deductions.......     375,975  165,415    5,478    201,025     64,702        853        656         956         55
                          ----------  -------  -------  ---------  ---------  ---------  ---------     -------    -------
Net Deposits from Poli-
cyholders...............  $  981,087  588,189   88,827    682,573    255,154      4,093     54,625      27,728        371
                          ==========  =======  =======  =========  =========  =========  =========     =======    =======

                           PARAGON SEPARATE ACCOUNT C

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

                                                NUMBER     MARKET
                                               OF SHARES   VALUE       COST
                                               --------- ---------- ----------
Fidelity Investments Variable Insurance Prod-
 ucts Funds:
  Money Market Division.......................  872,672  $  872,672 $  872,672
  High Income Division........................  134,394   1,825,076  1,627,610
  Growth Division.............................  223,660   8,297,803  6,517,650
  Equity-Income Division......................  198,500   4,819,583  3,925,310
  Overseas Division...........................  155,094   2,977,805  2,726,161
  Investment Grade Bond Division..............   61,100     767,413    734,628
  Asset Manager Division......................  246,610   4,441,454  3,855,655
  Index 500 Division..........................   29,648   3,391,483  2,677,566
  Contrafund Division.........................  101,450   2,022,919  1,718,041
  Asset Manager Growth Division...............   67,364   1,102,074    953,702
  Growth & Income Division....................    2,237      28,025     28,090
  Growth Opportunities Division...............    2,919      56,239     54,248
  Balanced Division...........................       25         369        364




                 See Accompanying Independent Auditors' Report

                                  APPENDIX A

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy as well as an Insured, age 50, in a Corporate Program. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .509%, representing the average of the fees incurred in 1997 by the Funds in which the Divisions invest (the actual investment advisory fee is shown in the VIP Funds prospectuses), and a .116% charge that is an estimate of the Funds' expenses based on the average of the actual expenses incurred in fiscal year 1997. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of--1.525%, 4.475 and 10.475%, respectively. No expense reimbursement arrangement exists between the Company and VIP. FMR reimbursed expenses in 1997 for the VIP II Index 500 Portfolio.

  The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM: $6,000.00
PREMIUM EXPENSE CHARGE: 0.00%                        (Monthly Premium:
PREMIUM TAX: 2.25%                                   $500.00)

                               FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                  1.525%)
                              -------------------------------------------------------------------
                                  GUARANTEED*                           CURRENT**
                              ------------------------------      -------------------------------
             PREM              CASH              DEATH             CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT            VALUE            BENEFIT
 ---       --------           -------           -------           -------           --------
  1        $  6,161           $ 3,094           500,000           $ 4,955           $500,000
  2          12,630             5,987           500,000             9,750            500,000
  3          19,423             8,637           500,000            14,422            500,000
  4          26,555            11,035           500,000            18,918            500,000
  5          34,045            13,158           500,000            23,236            500,000
  6          41,908            14,986           500,000            27,380            500,000
  7          50,165            16,490           500,000            31,361            500,000
  8          58,834            17,628           500,000            35,121            500,000
  9          67,937            18,363           500,000            38,721            500,000
 10          77,496            18,665           500,000            42,110            500,000
 11          87,532            18,524           500,000            45,238            500,000
 12          98,070            17,908           500,000            48,166            500,000
 13         109,134            16,811           500,000            50,844            500,000
 14         120,752            15,203           500,000            53,224            500,000
 15         132,951            13,027           500,000            55,307            500,000
 16         145,760            10,221           500,000            57,102            500,000
 17         159,209             6,671           500,000            58,558            500,000
 18         173,331             2,238           500,000            59,626            500,000
 19         188,159                 0                 0            60,310            500,000
 20         203,728                 0                 0            60,557            500,000
 25         294,060                 0                 0            52,497            500,000
 30         409,348                 0                 0            16,479            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM: $6,000.00
PREMIUM EXPENSE CHARGE: 0.00%                        (Monthly Premium:
                                                     $500.00)
PREMIUM TAX: 2.25%

                                FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.475%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,195           $500,000           $  5,117           $500,000
  2          12,630             6,376            500,000             10,375            500,000
  3          19,423             9,495            500,000             15,820            500,000
  4          26,555            12,540            500,000             21,402            500,000
  5          34,045            15,481            500,000             27,124            500,000
  6          41,908            18,291            500,000             32,997            500,000
  7          50,165            20,931            500,000             39,035            500,000
  8          58,834            23,350            500,000             45,188            500,000
  9          67,937            25,497            500,000             51,522            500,000
 10          77,496            27,326            500,000             57,994            500,000
 11          87,532            28,812            500,000             64,563            500,000
 12          98,070            29,903            500,000             71,291            500,000
 13         109,134            30,751            500,000             78,141            500,000
 14         120,752            30,766            500,000             85,075            500,000
 15         132,951            30,406            500,000             92,099            500,000
 16         145,760            29,399            500,000             99,233            500,000
 17         159,209            27,597            500,000            106,438            500,000
 18         173,331            24,819            500,000            113,681            500,000
 19         188,159            20,868            500,000            120,976            500,000
 20         203,728            15,533            500,000            128,290            500,000
 25         294,060                 0                  0            163,379            500,000
 30         409,348                 0                  0            188,084            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary day and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)
PREMIUM TAX: 2.25%

                               FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN @ 12.00% (NET RATE @
                                                 10.475%)
                              -------------------------------------------------------------------
                                  GUARANTEED*                           CURRENT**
                              ------------------------------      -------------------------------
             PREM              CASH             DEATH              CASH              DEATH
 YR        @ 5.00%            VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           ------           --------           -------           --------
  1        $  6,161           $3,294           $500,000           $ 5,275           $500,000
  2          12,630            6,773            500,000            11,015            500,000
  3          19,423           10,408            500,000            17,306            500,000
  4          26,555           14,209            500,000            24,149            500,000
  5          34,045           18,166            500,000            31,600            500,000
  6          41,908           22,279            500,000            39,728            500,000
  7          50,165           26,533            500,000            48,618            500,000
  8          58,834           30,903            500,000            58,293            500,000
  9          67,937           35,367            500,000            68,902            500,000
 10          77,496           39,909            500,000            80,497            500,000
 11          87,532           44,535            500,000            93,144            500,000
 12          98,070           49,230            500,000           107,021            500,000
 13         109,134           54,006            500,000           122,225            500,000
 14         120,752           58,855            500,000           138,874            500,000
 15         132,951           63,747            500,000           157,144            500,000
 16         145,760           68,644            500,000           177,246            500,000
 17         159,209           73,462            500,000           199,369            500,000
 18         173,331           78,093            500,000           223,739            500,000
 19         188,159           82,418            500,000           250,660            500,000
 20         203,728           86,317            500,000           280,442            500,000
 25         294,060           95,398            500,000           487,053            564,982
 30         409,348           59,999            500,000           828,274            886,253

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 45
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 0.00%                       (Monthly Premium:
PREMIUM TAX: 2.25%                                  $1,000.00)


                                FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @0.00% (NET RATE @ -1.525%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,900           $508,900           $ 10,767           $510,767
  2          25,261            17,494            517,494             21,275            521,275
  3          38,846            25,737            525,737             31,565            531,565
  4          53,111            33,624            533,624             41,579            541,579
  5          68,090            41,130            541,130             51,315            551,315
  6          83,817            48,237            548,237             60,779            560,779
  7         100,330            54,917            554,917             69,981            569,981
  8         117,669            61,127            561,127             78,858            578,858
  9         135,875            66,835            566,835             87,476            587,476
 10         154,992            72,011            572,011             95,779            595,779
 11         175,064            76,653            576,653            103,713            603,713
 12         196,140            80,732            580,732            111,342            611,342
 13         218,269            84,252            584,252            118,613            618,613
 14         241,505            87,191            587,191            125,471            625,471
 15         265,903            89,506            589,506            131,916            631,916
 16         291,521            91,146            591,146            137,962            637,962
 17         318,419            92,014            592,014            143,548            643,548
 18         346,663            91,999            591,999            148,623            648,623
 19         376,319            90,989            590,989            153,195            653,195
 20         407,457            88,888            588,888            157,206            657,206
 25         588,120            60,277            560,277            166,075            666,075
 30         818,697                 0                  0            145,199            645,199

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)


                                FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 6.00% (NET RATE @
                                                  4.475%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $ 12,322           $ 9,191           $509,191           $11,118           $511,118
  2          25,261            18,616            518,616            22,637            522,637
  3          38,846            28,237            528,237            34,610            534,610
  4          53,111            38,050            538,050            46,996            546,996
  5          68,090            48,034            548,034            59,809            559,809
  6          83,817            58,170            558,170            73,066            573,066
  7         100,330            68,431            568,431            86,795            586,795
  8         117,669            78,772            578,772           100,948            600,948
  9         135,875            89,154            589,154           115,607            615,607
 10         154,992            99,542            599,542           130,733            630,733
 11         175,064           109,925            609,925           146,285            646,285
 12         196,140           120,266            620,266           162,343            662,343
 13         218,269           130,557            630,557           178,870            678,870
 14         241,505           140,764            640,764           195,826            695,826
 15         265,903           150,830            650,830           213,223            713,223
 16         291,521           160,687            660,687           231,087            731,087
 17         318,419           170,216            670,216           249,373            749,373
 18         346,663           179,274            679,274           268,038            768,038
 19         376,319           187,711            687,711           287,099            787,099
 20         407,457           195,384            695,384           306,507            806,507
 25         588,120           218,533            718,533           406,010            906,010
 30         818,697           196,233            696,233           496,566            996,566

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
                                                     (Monthly Premium:
PREMIUM TAX: 2.25%                                   $1,000.00)

                            FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.475%)
                        ----------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        ------------------------------    ------------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      @ 5.00%          VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       ----------       ----------       ----------
  1      $ 12,322       $    9,476       $  509,476       $   11,463       $  511,463
  2        25,261           19,763          519,763           24,028          524,028
  3        38,846           30,894          530,894           37,845          537,845
  4        53,111           42,945          542,945           52,983          552,983
  5        68,090           55,981          555,981           69,575          569,575
  6        83,817           70,081          570,081           87,773          587,773
  7       100,330           85,318          585,318          107,751          607,751
  8       117,669          101,760          601,760          129,627          629,627
  9       135,875          119,491          619,491          153,662          653,662
 10       154,992          138,607          638,607          180,020          680,020
 11       175,064          159,241          659,241          208,881          708,881
 12       196,140          181,514          681,514          240,571          740,571
 13       218,269          205,593          705,593          275,322          775,322
 14       241,505          231,634          731,634          313,394          813,394
 15       265,903          259,789          759,789          355,128          855,128
 16       291,521          290,214          790,214          400,913          900,913
 17       318,419          323,036          823,036          451,106          951,106
 18       346,663          358,374          858,374          506,106        1,006,106
 19       376,319          396,360          896,360          566,418        1,066,418
 20       407,457          437,153          937,153          632,528        1,132,528
 25       588,120          691,979        1,191,979        1,070,159        1,570,159
 30       818,697        1,053,313        1,553,313        1,752,585        2,252,585

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                                FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                   1.525%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 7,619           $500,000           $ 10,112           $500,000
  2          25,261            14,897            500,000             20,012            500,000
  3          38,846            21,770            500,000             29,616            500,000
  4          53,111            28,212            500,000             38,989            500,000
  5          68,090            34,201            500,000             48,084            500,000
  6          83,817            39,740            500,000             56,859            500,000
  7         100,330            44,808            500,000             65,377            500,000
  8         117,669            49,410            500,000             73,596            500,000
  9         135,875            53,531            500,000             81,478            500,000
 10         154,992            57,130            500,000             89,031            500,000
 11         175,064            60,165            500,000             96,270            500,000
 12         196,140            62,547            500,000            103,156            500,000
 13         218,269            64,172            500,000            109,655            500,000
 14         241,505            64,933            500,000            115,781            500,000
 15         265,903            64,728            500,000            121,495            500,000
 16         291,521            63,489            500,000            126,768            500,000
 17         318,419            61,135            500,000            131,616            500,000
 18         346,663            57,597            500,000            135,826            500,000
 19         376,319            52,776            500,000            139,322            500,000
 20         407,457            46,481            500,000            142,074            500,000
 25         588,120                 0                  0            141,179            500,000
 30         818,697                 0                  0            102,212            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 50
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $12,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $1,000.00)

                                 FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.475%
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  7,868           $500,000           $ 10,442           $500,000
  2          25,261             15,860            500,000             21,294            500,000
  3          38,846             23,915            500,000             32,485            500,000
  4          53,111             32,009            500,000             44,098            500,000
  5          68,090             40,123            500,000             56,103            500,000
  6          83,817             48,262            500,000             68,476            500,000
  7         100,330             56,411            500,000             81,298            500,000
  8         117,669             64,580            500,000             94,552            500,000
  9         135,875             72,762            500,000            108,224            500,000
 10         154,992             80,929            500,000            122,348            500,000
 11         175,064             89,048            500,000            136,969            500,000
 12         196,140             97,048            500,000            152,084            500,000
 13         218,269            104,843            500,000            167,701            500,000
 14         241,505            112,346            500,000            183,874            500,000
 15         265,903            119,479            500,000            200,622            500,000
 16         291,521            126,197            500,000            217,975            500,000
 17         318,419            132,449            500,000            236,010            500,000
 18         346,663            138,194            500,000            254,646            500,000
 19         376,319            143,376            500,000            273,925            500,000
 20         407,457            147,863            500,000            293,939            500,000
 25         588,120            151,052            500,000            408,826            500,000
 30         818,697             81,007            500,000            563,798            591,988

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 50
DEATH BENEFIT OPTION: A                             ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 1.00%                       (Monthly Premium:
PREMIUM TAX: 2.25%                                  $1,000.00)


                            FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.475%)
                        ----------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        ------------------------------    ------------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      @ 5.00%          VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       ----------       ----------       ----------
  1      $ 12,322       $    8,112       $  500,000       $   10,766       $  500,000
  2        25,261           16,844          500,000           22,603          500,000
  3        38,846           26,196          500,000           35,534          500,000
  4        53,111           36,214          500,000           49,747          500,000
  5        68,090           46,958          500,000           65,331          500,000
  6        83,817           58,521          500,000           82,395          500,000
  7       100,330           70,990          500,000          101,170          500,000
  8       117,669           84,493          500,000          121,812          500,000
  9       135,875           99,158          500,000          144,500          500,000
 10       154,992          115,114          500,000          169,488          500,000
 11       175,064          132,511          500,000          197,071          500,000
 12       196,140          151,494          500,000          227,537          500,000
 13       218,269          172,234          500,000          261,228          500,000
 14       241,505          194,948          500,000          298,574          500,000
 15       265,903          219,919          500,000          340,042          500,000
 16       291,521          247,530          500,000          386,181          500,000
 17       318,419          278,240          500,000          437,615          520,761
 18       346,663          312,622          500,000          494,418          583,414
 19       376,319          351,364          500,000          556,912          651,587
 20       407,457          395,278          500,000          625,663          725,769
 25       588,120          706,787          756,262        1,090,405        1,166,733
 30       818,697        1,215,644        1,276,426        1,850,057        1,942,560

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $26,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $2,166.67)
PREMIUM TAX: 2.25%

                              FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                 1.525%)
                             ---------------------------------------------------------------
                                  GUARANTEED*                        CURRENT**
                             -----------------------------     -----------------------------
             PREM              CASH            DEATH             CASH            DEATH
 YR        @ 5.00%            VALUE           BENEFIT           VALUE           BENEFIT
 ---      ----------         --------         --------         --------         --------
  1       $   26,698         $ 21,017         $521,017         $ 23,530         $523,530
  2           54,732           41,425          541,425           46,613          546,613
  3           84,168           61,155          561,155           69,160          569,160
  4          115,075           80,176          580,176           91,240          591,240
  5          147,528           98,464          598,464          112,799          612,799
  6          181,603          116,017          616,017          133,788          633,788
  7          217,382          132,813          632,813          154,273          654,273
  8          254,950          148,855          648,855          174,204          674,204
  9          294,397          164,128          664,128          193,529          693,529
 10          335,816          178,588          678,588          212,253          712,253
 11          379,305          192,190          692,190          230,389          730,389
 12          424,970          204,840          704,840          247,883          747,883
 13          472,917          216,428          716,428          264,685          764,685
 14          523,262          226,846          726,846          280,806          780,806
 15          576,124          236,001          736,001          296,190          796,190
 16          631,629          243,845          743,845          310,791          810,791
 17          689,909          250,329          750,329          324,626          824,626
 18          751,104          255,426          755,426          337,400          837,400
 19          815,358          259,091          759,091          349,004          849,004
 20          882,825          261,192          761,192          359,399          859,399
 25        1,274,261          239,976          739,976          388,912          888,912
 30        1,773,845          143,920          643,920          368,872          868,872

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 50
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $26,000.00
PREMIUM EXPENSE CHARGE: 1.00%                       (Monthly Premium:
PREMIUM TAX: 2.25%                                  $2,166.67)
PREMIUM TAX: 2.25%

                             FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                          ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.475%)
                          --------------------------------------------------------------
                               GUARANTEED*                       CURRENT**
                          ----------------------------    ------------------------------
            PREM            CASH           DEATH             CASH            DEATH
 YR       @ 5.00%          VALUE          BENEFIT           VALUE           BENEFIT
 ---     ----------       --------       ----------       ----------       ----------
  1      $   26,698       $ 21,703       $  521,703       $   24,297       $  524,297
  2          54,732         44,079          544,079           49,591          549,591
  3          84,168         67,078          567,078           75,828          575,828
  4         115,075         90,684          590,684          103,111          603,111
  5         147,528        114,890          614,890          131,425          631,425
  6         181,603        139,709          639,709          160,756          660,756
  7         217,382        165,133          665,133          191,211          691,211
  8         254,950        191,183          691,183          222,779          722,779
  9         294,397        217,856          717,856          255,449          755,449
 10         335,816        245,126          745,126          289,264          789,264
 11         379,305        272,958          772,958          324,282          824,282
 12         424,970        301,269          801,269          360,490          860,490
 13         472,917        329,952          829,952          397,880          897,880
 14         523,262        358,895          858,895          436,506          936,506
 15         576,124        387,996          887,996          476,355          976,355
 16         631,629        417,194          917,194          517,423        1,017,423
 17         689,909        446,421          946,421          559,770        1,059,770
 18         751,104        475,631          975,631          603,138        1,103,138
 19         815,358        504,757        1,004,757          647,444        1,147,444
 20         882,825        533,636        1,033,636          692,671        1,192,671
 25       1,274,261        664,066        1,164,066          928,764        1,428,764
 30       1,773,845        738,805        1,238,805        1,168,385        1,668,385

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 50
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $26,000.00
PREMIUM EXPENSE CHARGE: 1.00%                       (Monthly Premium:
PREMIUM TAX: 2.25%                                  $2,166.67)

                              FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                          ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.475%)
                          ----------------------------------------------------------------
                                GUARANTEED*                        CURRENT**
                          ------------------------------    ------------------------------
            PREM             CASH            DEATH             CASH            DEATH
 YR       @ 5.00%           VALUE           BENEFIT           VALUE           BENEFIT
 ---     ----------       ----------       ----------       ----------       ----------
  1      $   26,698       $   22,377       $  522,377       $   25,052       $  525,052
  2          54,732           46,790          546,790           52,634          552,634
  3          84,168           73,371          573,371           82,911          582,911
  4         115,075          102,302          602,302          116,227          616,227
  5         147,528          133,792          633,792          152,838          652,838
  6         181,603          168,096          668,096          193,027          693,027
  7         217,382          205,473          705,473          237,231          737,231
  8         254,950          246,239          746,239          285,808          785,808
  9         294,397          290,717          790,717          339,154          839,154
 10         335,816          339,240          839,240          397,761          897,761
 11         379,305          392,170          892,170          462,190          962,190
 12         424,970          449,856          949,856          532,979        1,032,979
 13         472,917          512,666        1,012,666          610,734        1,110,734
 14         523,262          581,005        1,081,005          696,185        1,196,185
 15         576,124          655,337        1,155,337          790,070        1,290,070
 16         631,629          736,220        1,236,220          893,211        1,393,211
 17         689,909          824,269        1,324,269        1,006,586        1,506,586
 18         751,104          920,187        1,420,187        1,130,942        1,630,942
 19         815,358        1,024,733        1,524,733        1,267,302        1,767,302
 20         882,825        1,138,652        1,638,652        1,416,864        1,916,864
 25       1,274,261        1,876,530        2,376,530        2,410,822        2,910,822
 30       1,773,845        2,992,269        3,492,269        3,985,703        4,485,703

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                                    PART II
                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     Article III, Section 13 of the Company's Bylaws provide: "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to person who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  REPRESENTATION CONCERNING FEES AND CHARGES


     Paragon Life Insurance Company hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by Paragon.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

     The facing sheet.

     The Prospectus consisting of 81 pages.
     The undertaking to file reports required by Section 15 (d), 1934 Act. The undertaking pursuant to Rule 484.
     Representation concerning fees and charges.
     The signatures.
     The following exhibits:

1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions as to exhibits for Form N-8B-2):

     (1) Resolution of the Board of Directors of the Company authorizing establishment of the Separate Account. 1

     (2)  Not applicable.

     (3)  (a)  Proposed form of Underwriting Agreement. 1

          (b)  Proposed form of Selling Agreement. 1

     (4)  Not applicable.

     (5)  (a)  Proposed form of Group Contract. 1

          (b)  Proposed form of Individual Policy and Policy Riders. 1

          (c)  Proposed form of Certificate and Certificate Riders. 1

     (6)  (a)  Amended Charter and Articles of Incorporation of the Company. 1

          (b)  By-Laws of the Company. 1

     (7)  Not applicable.

     (8)  Series Participation Agreement. 1

     (9)  Not applicable.

     (10) (a)  Form of Application for Group Contract. 1

          (b) Form of Application for Individual Insurance Guaranteed Issue (Group Contract). 1

2. Memorandum describing the Company's issuance, transfer, and redemption procedures for the Policies and the Company's procedure for conversion to a fixed benefit policy. 1

3. The following exhibits are numbered to correspond to the numbers in the instructions as to exhibits for Form S-6.

     (1)  See above.

     (2)  See Exhibit 1(5).

     (3) Opinion of Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company. 1

     (4) No financial statements are omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

     (5)  Not applicable.

4. Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary. 3

5. The consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants. 3

6.   Written consent of Sutherland, Asbill & Brennan LLP. 3

7. Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company. 1, 2


1 Incorporated by reference to the Initial and Post-Effective Registration Statement in File No. 33-67970.

2 Incorporated by reference to the Post-Effective Amendment No. 8 to the Registration Statement in File No. 33-18341.

3    Filed herewith.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Paragon Life Insurance Company and Separate Account C of Paragon Life Insurance Company certify that they meet all the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of l933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Paragon Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 28 day of April, 1998.



(Seal)                                           Paragon Life Insurance Company



Attest:/S/                                By: /S/
         ---------------------                  ----------------------------
          Matthew P. McCauley,                   Carl H. Anderson, President
          Secretary                              and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                       Title                               Date


/S/                                                                4/28/98
  ----------------------
Carl H. Anderson            President and Director
                            (Chief Executive Officer)


/S/                                                                4/28/98
------------------------
Matthew K. Duffy            Vice President and Chief
                            Financial Officer (Principal
                            Accounting Officer and
                            Principal Financial Officer)


------------------------
Warren J. Winer*            Director



------------------------
Richard A. Liddy*           Director

Signature                     Title                                 Date

/S/                                                                4/28/98
  ----------------------
Matthew P. McCauley         Vice President,
                            General Counsel,
                            Secretary and Director


/S/                                                                4/28/98
  ----------------------
Craig K. Nordyke            Director


------------------------
Leonard M. Rubenstein*      Director


------------------------
E. Thomas Hughes, Jr.*      Director and Treasurer


------------------------
Bernard H. Wolzenski*       Director


------------------------
A. Greig Woodring*          Director



By:/S/                                                             4/28/98
     -------------------
   Craig K. Nordyke


*Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company have been filed with the Securities and Exchange Commission.

33-67970

                                 EXHIBIT INDEX


4. Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary.

5. Written consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants.

6.  Written consent of Sutherland, Asbill & Brennan LLP.







33-67970